PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 28, 2007
AS AMENDED JANUARY 11, 2008
Class A Shares
Institutional Shares
Service Shares
Class R Shares
Class IR Shares
GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO
GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO
GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO
GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO
GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO
GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO
(Portfolios of Goldman Sachs Trust)
Goldman Sachs Trust
71 South Wacker Drive
Chicago, Illinois 60606
     This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectuses for the Class A Shares, Institutional Shares, Service Shares, Class R Shares and Class IR Shares of Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio and Goldman Sachs Retirement Strategy 2050 Portfolio (collectively, the “Portfolios” and each individually, a “Portfolio”) dated December 28, 2007, as they may be amended and/or supplemented from time to time (the “Prospectuses”). The Prospectuses may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions (“Service Organizations”) acting on behalf of their customers.
     The Portfolios’ annual report (when available) may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll-free at 800-621-2550.
GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is December 28, 2007, as amended January 11, 2008.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser
32 Old Slip
New York, New York 10005
GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004
GOLDMAN, SACHS & CO.
Transfer Agent
71 South Wacker Drive
Chicago, Illinois 60606
Toll-free (in U.S.)           800-621-2550

INTRODUCTION
     Goldman Sachs Trust (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this SAI: Goldman Sachs Retirement Strategy 2010 Portfolio (“Retirement Strategy 2010 Portfolio”), Goldman Sachs Retirement Strategy 2015 Portfolio (“Retirement Strategy 2015 Portfolio”), Goldman Sachs Retirement Strategy 2020 Portfolio (“Retirement Strategy 2020 Portfolio”), Goldman Sachs Retirement Strategy 2030 Portfolio (“Retirement Strategy 2030 Portfolio”), Goldman Sachs Retirement Strategy 2040 Portfolio (“Retirement Strategy 2040 Portfolio”) and Goldman Sachs Retirement Strategy 2050 Portfolio (“Retirement Strategy 2050 Portfolio”) (each, a “Portfolio” and, collectively, the “Portfolios”). The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. The Trustees have created the Portfolios and other series pursuant to the Declaration of Trust. Additional series and classes may be added in the future from time to time. Each Portfolio currently offers five classes of shares: Class A Shares, Institutional Shares, Service Shares, Class R Shares and Class IR Shares. See “Shares of the Trust.”
     Each Portfolio is a separately managed, diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”), with its own investment objectives and policies. Each Portfolio has been constructed as a “fund of funds,” which means that it pursues its investment objective primarily by allocating its investments among other investment portfolios of the Trust (the “Underlying Funds” or “Funds”).
     Goldman Sachs Asset Management, L.P. (“GSAM”) serves as investment adviser to each Portfolio. In this SAI, GSAM is sometimes referred to as the “Investment Adviser.” Goldman, Sachs & Co. (“Goldman Sachs”), an affiliate of GSAM, serves as each Portfolio’s distributor and transfer agent. Each Portfolio’s custodian is State Street Bank and Trust Company (“State Street”).
     The following information relates to and supplements the description of each Portfolio’s investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Portfolios’ investment objectives and policies. Investing in the Portfolios entails certain risks and there is no assurance that a Portfolio will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.
INVESTMENT OBJECTIVES AND POLICIES
     Each Portfolio has a distinct investment objective and policies. There can be no assurance that a Portfolio’s objective will be achieved. The investment objective and policies of each Portfolio, and the associated risks of investing in each Portfolio, are discussed in the Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, each Portfolio will provide shareholders with at least 60 days’ written notice before any change in its investment objective. The Portfolios will only invest in Underlying Funds for which Goldman Sachs or its affiliates now or in the future serve as advisor or underwriter. These Underlying Funds currently include the: Structured Large Cap Value Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund, Real Estate Securities Fund, International Real Estate Securities Fund, Structured International Equity Fund, Structured International Small Cap Fund and Structured Emerging Markets Equity Fund (collectively, the “Underlying Equity Funds”); and the Core Fixed Income Fund, Global Income Fund, High Yield Fund, Financial Square Prime Obligations Fund, Inflation Protected Securities Fund, Commodity Strategy Fund and Emerging Markets Debt Fund (collectively, the “Underlying Fixed Income Funds”). The value of the Underlying Funds’ investments, and the net asset value of the shares of both the Underlying Funds and the Portfolios will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Portfolios may be worth more or less when redeemed than when purchased. The following description provides additional information regarding the Underlying Funds and the types of investments that the Underlying Funds may make, and supplements the information in the Portfolios’ Prospectuses.

General Information Regarding The Portfolios
     Each Portfolio employs an asset allocation strategy designed for investors planning to retire (or otherwise begin using the invested funds) in approximately the calendar year designated in the Portfolio’s name. Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed income ranges among Underlying Funds. Each Portfolio invests its assets in a combination of up to approximately 15 Underlying Equity and Fixed Income Funds based on the Portfolio’s target date. The target allocation percentages for each Portfolio’s investments in the various Underlying Funds change gradually over time based on the number of years that remain until the Portfolio’s target date. Each Portfolio’s asset allocation will become more conservative (i.e., the Portfolio’s allocation to fixed income investments will increase) as the Portfolio approaches its target date.
Description of Underlying Funds
Structured Large Cap Value Fund
     Objective. This Underlying Fund seeks long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.
     Primary Investment Focus. This Underlying Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its Net Assets in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Underlying Fund is not required to limit its investments to securities in the Russell 1000® Value Index. At December 28, 2007, the capitalization range of the Russell 1000® Value Index was between approximately $587 million and $487 billion.
     The Underlying Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Underlying Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The benchmark generally consists of companies with above average capitalizations, low earnings growth expectations and above average dividend yields. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.
     Other. The Underlying Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.
Structured Large Cap Growth Fund
     Objective. This Underlying Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.
     Primary Investment Focus. This Underlying Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its Net Assets in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. At December 28, 2007, the capitalization range of the Russell 1000® Growth Index was between approximately $399 million and $487 billion.

     The Underlying Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Underlying Fund’s expected return. The Underlying Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The benchmark generally consists of companies with above average capitalization and earnings growth expectations and below average dividend yields. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.
     Other. The Underlying Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.
Structured Small Cap Equity Fund
     Objective. This Underlying Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.
     Primary Investment Focus. This Underlying Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its Net Assets in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalization of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. At December 28, 2007, the capitalization range of the Russell 2000® Index was between approximately $19 million and $8.3 billion.
     The Underlying Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Underlying Fund’s expected return. The Underlying Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Russell 2000 is an index designed to represent an investable universe of small cap companies. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.
     Other. The Underlying Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.
Real Estate Securities Fund
     Objective. This Underlying Fund seeks total return comprised of long-term growth of capital and dividend income.
     Primary Investment Focus. This Underlying Fund invests, under normal circumstances, substantially all and at least 80% of its Net Assets in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Underlying Fund expects that a substantial portion of its assets will be invested in REITs, real estate industry companies and other real estate related investments. A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. Real estate companies may include real estate investment trusts (REITs), REIT-like structures, or real estate operating companies whose businesses and services are related to the real estate industry.
     The Underlying Fund’s investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Underlying Fund’s investment adviser focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. The investment adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type.
     Although the Underlying Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

     Investing in real estate securities involves certain unique risks. Investments in real estate industry companies may be affected by changes in the value of the underlying property owned by the issuer or by overbuilding, changes in zoning laws, environmental concerns and limits on rents. In addition, real estate industry companies that hold mortgages may be affected by the quality of any credit extended. Real estate companies are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REIT issuers are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. Real estate companies whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.
     The Underlying Fund’s investments, especially investments in real estate industry companies that hold its mortgages, may be subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
     The REIT investments of the Underlying Fund often do not provide complete tax information to the Underlying Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Underlying Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.
     Other. This Underlying Fund may invest up to 20% of its total assets in fixed income investments, such as government, corporate debt and bank obligations, that offer the potential to further the Fund’s investment objective.
International Real Estate Securities Fund
     Objective. The Underlying Fund seeks total return comprised of long-term growth of capital and dividend income. The Fund seeks this objective by primarily investing in issuers that are real estate investment trusts (REITs) or real estate operating companies organized outside the United States or whose securities are principally traded outside the United States.
     Primary Investment Focus. The Underlying Fund invests, under normal circumstances, substantially all and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry (“real estate industry companies”) outside the United States. The Fund expects that a substantial portion of its assets will be invested in real estate companies and other real estate related investments.
     A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. Real estate companies may include real estate investment trusts (REITs), REIT-like structures or real estate operating companies whose products and services are related to the real estate industry.
     The Fund’s investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. The Fund will invest primarily in publicly traded securities outside the United States. Investing in real estate securities involves certain unique risks. Investments in real estate industry companies may be affected by changes in the value of the underlying property owned by the issuer or by overbuilding, changes in zoning laws, environmental concerns and limits on rents. In addition, real estate industry companies that hold mortgages may be affected by the quality of any credit extended. Real estate companies are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REIT issuers are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. Real estate companies whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

     The Fund’s investments, especially investments in real estate industry companies that hold its mortgages, may be subject to interest rate risks. When interest rates decline, the value of investments in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of investments in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a real estate company’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
     The REIT investments of the Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.
     The Fund expects to invest a substantial portion of its assets in the securities of issuers located in Japan, the United Kingdom, Australia, Hong Kong, Canada and France. From time to time, the Fund’s investments in a particular country may exceed 25% of its investment portfolio.
     Other. The Underlying Fund may invest up to 20% of its total assets in REITs or real estate industry companies organized or principally traded in the United States and fixed income investments, such as government debt, corporate debt and bank obligations, that offer the potential to further the Fund’s investment objective.
Structured International Equity Fund
     Objective. This Underlying Fund seeks long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.
     Primary Investment Focus. This Underlying Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.
     The Fund may allocate its assets among countries as determined by its investment adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies.
     The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including but not limited to valuation, momentum, profitability and earnings, in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index.
     Other. The Underlying Fund’s investments in fixed income securities are limited to securities that are considered to be cash equivalents.
Commodity Strategy Fund
     Objective. The Underlying Fund seeks long-term total return. In pursuing this objective, the Fund seeks to maintain substantial economic exposure to the performance of the commodities markets.
     Primary Investment Focus. The Underlying Fund invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in other fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities. It is expected that certain of the Fund’s investments will produce leveraged exposure to the commodities markets. Under normal circumstances, the Fund invests at least 25% of its assets in commodity-linked structured notes.

     Commodity Investments. The Underlying Fund seeks to provide exposure to the commodity markets and returns that correspond to the performance of the S&P GSCI Commodity Index (“GSCI”) by investing in commodity-linked investments. The GSCI is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the GSCI on the basis of liquidity and are weighted by their respective world production quantities. In pursuing its objective, the Fund attempts to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.
     The Fund invests in commodity-linked derivative instruments such as commodity-linked structured notes. The Fund invests in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices. The Fund will pursue its objective without directly investing in commodities. The Fund seeks to provide exposure to various commodities and commodities sectors. Commodity-linked derivate instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets.
     Fixed Income Investments. The Underlying Fund invests in investment grade fixed income securities. Investment grade securities are securities that are rated at the time of purchase at least BBB- by Standard & Poor’s Rating Group (“Standard & Poor’s”) or at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), have a comparable rating by another NRSRO or, if unrated, are determined by the Investment Adviser to be of comparable quality. The Fund may invest in corporate securities, U.S. Government Securities, Mortgage-Backed Securities, asset-backed securities, and fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”). The average duration will vary. The Underlying Fund may invest up to 25% of its Net Assets in foreign securities. In addition, the Underlying Fund may invest up to 10% of its assets in non-investment grade fixed income securities. The structured securities and commodity-linked derivative securities may also be considered fixed income investments because they typically pay a predetermined rate of return until the security matures.
     Other. The Underlying Fund will also invest in options, futures, options on futures and swaps. The Fund will primarily allocate its assets between fixed income and other debt securities and commodity-linked instruments. In pursuing its investment objective, the Fund uses the GSCI as its performance benchmark and will attempt to produce returns that correspond to the performance of the GSCI, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the GSCI. The Fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. The Fund’s portfolio will reflect greater than 25% exposure to the group of industries represented in the GSCI, however. If, in the future, industries are added to or removed from representation in the GSCI, the group of industries in which the Fund’s exposure is concentrated will likewise change.
     As of February 12, 2007, the GSCI included 24 commodities in five broad sectors: energy, industrial metals, precious metals, agricultural products, and livestock products. Current information on the composition of the index can be found at: www2.goldmansachs.com/gsci.

Structured Emerging Markets Equity Fund
     Objective. The Fund seeks long-term growth of capital. The Fund seeks this objective by investing primarily in the equity securities of emerging country issuers.
     Primary Investment Focus. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in emerging country issuers. The Fund may allocate its assets among emerging countries as determined by its Investment Adviser. The Fund’s Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, Central and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments: Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.
     An emerging country issuer is any company that either: (i) has a class of its securities whose principal securities market is in an emerging country; (ii) is organized under the laws of, or has a principal office in, an emerging country; (iii) derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or (iv) maintains 50% or more of its assets in one or more emerging countries. Under normal circumstances, the Fund will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country.
     The Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the MSCI® Provisional Emerging Markets Index (adjusted for country views). The MSCI® Provisional Emerging Markets Index is a free float-adjusted market capitalization index that is constructed using MSCI’s GIMI Methodology. It is designed to measure equity market performance of the large and mid market capitalization segments of emerging markets. As of June 2007, the MSCI® Provisional Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. Additionally, the Quantitative Strategies team’s views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.
     Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.
Structured International Small Cap Fund
     Objective. The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in small cap companies that are organized outside the United States or whose securities are principally traded outside the U.S.
     Primary Investment Focus. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small cap non-U.S. issuers. However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its Net Assets in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the MSCI Provisional Small Cap EAFE Index at the time of investment, although the Fund is not required to limit its investments to securities in the MSCI Provisional Small Cap EAFE Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the MSCI Provisional Small Cap EAFE Index is currently between $29 million and $8 billion. In addition, these issuers are organized outside the United States, or have securities that are principally traded outside the United States.

     The Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the MSCI Provisional Small Cap EAFE Index. The MSCI Provisional Small Cap EAFE Index is a free float-adjusted market capitalization index that is constructed using MSCI’s GIMI Methodology. It is designed to measure the equity market performance of the small market capitalization segment of developed markets, excluding the US and Canada. As of June 2007, the MSCI Provisional Small Cap EAFE Index consisted of the following 21 developed market country provisional small cap indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.
     Other. The Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.
Core Fixed Income Fund
     Objective. This Underlying Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the “Index”).
     Duration. Under normal interest rate conditions, the Underlying Fund’s duration is expected to be equal to that of the Fund’s benchmark, the Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund’s maximum duration will not exceed six years. (Historically, over the last ten years, the duration of the Lehman Aggregate Bond Index has ranged between 3.8 and 5 years). The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year U.S. Treasury note.
     Investment Sector. This Underlying Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may also invest in custodial receipts, Municipal Securities (as defined below) and convertible securities. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment and 10% of the Fund’s total assets may be invested in obligations of issuers in countries with emerging markets or economies. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.
     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least Baa3 by Moody’s Investors Service (“Moody’s”), or if a Moody’s rating is unavailable, the comparable Standard & Poor’s Ratings Group (“Standard & Poor’s”) rating is used. The securities currently included in the Index have at least one year remaining to maturity; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund, therefore, may invest in securities that are not included in the Index. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.
     Credit Quality. All U.S. dollar-denominated fixed income securities purchased by the Underlying Fund will be rated, at the time of purchase, at least BBB- or Baa3 by an NRSRO or, if unrated, will be determined by the Fund’s investment adviser to be of comparable quality. The non-U.S. dollar- denominated fixed income securities in which the Fund may invest will be rated, at the time of investment, at least AA or Aa by an NRSRO or, if unrated, will be determined by the Fund’s investment adviser to be of comparable quality.

     Other. This Underlying Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, options on foreign currencies, currency, credit, mortgage, total return and interest rate swaps, options on swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.
Global Income Fund
     Objective. This Underlying Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.
     Duration. Under normal interest rate conditions, the Underlying Fund’s duration is expected to be equal to that of the Fund’s benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. (Historically, over the last ten years the duration of the J.P. Morgan Global Government Bond Index (hedged) has ranged between 5.3 and 7.1 years). In addition, under normal interest rate conditions, the Fund’s maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a six-year government bond.
     Investment Sector. The Underlying Fund invests, under normal circumstances, at least 80% of its Net Assets in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund also enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.
     The fixed income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities; (iii) corporate debt securities; (iv) certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper; and (vi) Mortgage-Backed and Asset-Backed Securities.
     Credit Quality. All securities purchased by the Underlying Fund will be rated, at the time of purchase, at least BBB- or Baa3 by an NRSRO. However, the Fund will invest at least 50% of its total assets in securities rated, at the time of purchase, AAA or Aaa by an NRSRO. Unrated securities will be determined by the Fund’s investment adviser to be of comparable quality. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.
     Other. This Underlying Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, options on foreign currencies, currency, credit, mortgage, total return and interest rate swaps, options on swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund’s total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices. The Fund may purchase securities on a when-issued or forward commitment basis.

     The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.
High Yield Fund
     Objective. This Underlying Fund seeks a high level of current income and may also consider the potential for capital appreciation.
     Duration. Under normal interest rate conditions, the Underlying Fund’s duration is expected to be equal to that of the Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund’s maximum duration will not exceed 7.5 years. (Historically, over the last ten years, the duration of the Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped has ranged between 4.1 and 4.8 years). The approximate interest rate sensitivity of the Fund is expected to be comparable to a 6-year U.S. Treasury note.
     Investment Sector. This Underlying Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by an NRSRO, or, if unrated, determined by the Fund’s investment adviser to be of comparable quality. The Fund may invest in all types of fixed income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, Municipal Securities and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Underlying Fund’s position in a non-dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency. Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.
     Credit Quality. This Underlying Fund invests at least 80% of its Net Assets in securities rated BB or Ba or lower at the time of purchase or, if unrated, determined by the Fund’s investment adviser to be of comparable quality. The Fund may purchase securities of issuers in default. Non-investment grade securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See “Description of Investment Securities and Practices.” A description of the corporate bond ratings is contained in Appendix A to this SAI.
     Other. This Underlying Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, and currency, credit, mortgage, total return and interest rate swaps, options on swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices.

Financial Square Prime Obligations Fund
     Objective: This Underlying Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.
     Duration: The maximum remaining maturity of the Underlying Fund’s investments is 13 months at the time of purchase. The dollar-weighted average portfolio maturity of the Underlying Fund is not more than 90 days.
     Investment Sector: The Underlying Fund invests in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements.
     Credit Quality: The Underlying Fund invests in high quality, short-term fixed income securities rated AAA/Aaa or A-1/P-1.
Inflation Protected Securities Fund
     Objective: This Underlying Fund seeks real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation.
     Duration: Under normal interest rate conditions, the Underlying Fund’s duration is expected to be equal to that of the Lehman Brothers U.S. TIPS Index plus or minus 1-2 years. (Historically, over the last 10 years the duration of the Lehman Brothers U.S. TIPS Index has ranged between 0.3 and 8.6 years).
     Investment Sector: The Underlying Fund invests, under normal circumstances, at least 80% of its Net Assets in inflation-protected securities (“IPS”) of varying maturities issued by the U.S. Treasury (“TIPS”) and other U.S. and non-U.S. Government agencies and corporations (“CIPS”). IPS are designed to provide inflation protection to investors. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (the ‘‘CPIU’’) as the measurement of inflation, while other issuers of IPS may use different indices as the measure of inflation. IPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. The remainder of the Fund’s Net Assets (up to 20%) may be invested in other fixed income securities, including U.S. Government Securities, asset-backed securities, mortgage-backed securities, corporate securities, and securities issued by foreign corporate and governmental issuers.
     Credit Quality: The Underlying Fund invests, under normal circumstances, at least 80% of its Net Assets in inflation protected securities rated BBB- or Baa3 or higher by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality.
     Other: This Underlying Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, options on foreign currencies, mortgage, currency, credit, total return and interest rate swaps, options on swaps, and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and when-issued securities and forward commitments.
Emerging Markets Debt Fund
     Objective: This Underlying Fund seeks a high level of total return consisting of income and capital appreciation.
     Duration: Under normal interest rate conditions, the Underlying Fund’s duration is expected to be equal to that of the JP Morgan EMBI Global Diversified Index plus or minus 2 years. In addition, under normal interest rate conditions, the Fund’s maximum duration will not exceed 7 years. (Historically, over the last ten years, the duration of the JP Morgan EMBI Global Diversified Index has ranged between 4.1 and 4.6 years). The approximate interest rate sensitivity of the Fund is expected to be comparable to a 10 year government bond.

     Investment Sector: The Underlying Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities of issuers located in emerging countries. The Investment Adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most African, Asian, Eastern European, Middle Eastern, South and Central American nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries: Argentina, Brazil, Bulgaria, Colombia, Dominican Republic, Ecuador, Egypt, Malaysia, Mexico, Nigeria, Panama, Peru, The Philippines, Poland, Russia, South Africa, South Korea, Turkey, Ukraine, Uruguay, Venezuela as well as other emerging countries to the extent that foreign investors are permitted by applicable law to make such investments.
     The Fund may invest in all types of emerging country fixed income securities, including the following: Brady bonds and other debt issued by governments, their agencies and instrumentalities or by their central banks; interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers; fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper); and loan participations and repurchase agreements with respect to the foregoing.
     Credit Quality: Fixed income securities purchased by the Underlying Fund will be rated at the time of purchase at least D by Standard & Poor’s or C by Moody’s or if unrated will be determined by the Fund’s investment adviser to be of comparable quality. The majority of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated.
     Other: The majority of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Although a majority of the Underlying Fund’s assets may be denominated in U.S. dollars, the Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.
DESCRIPTION OF UNDERLYING FUNDS’ INVESTMENT SECURITIES AND PRACTICES
     The Inflation Protected Securities Fund invests in U.S. Government Securities and related repurchase agreements. With this exception, and the further exceptions noted below, the following description applies generally to the Underlying Funds.
     The Investment Adviser uses derivative instruments to manage the duration of an Underlying Fixed Income Fund’s investment portfolio in accordance with its respective target duration. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives. The Funds’ investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders. Financial futures contracts used by an Underlying Fixed Income Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included below regarding futures contracts, swaps and other derivative instruments used by an Underlying Fixed Income Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Underlying Fixed Income Funds.
     Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in an Underlying Fixed Income Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

     As stated in the Prospectuses, the Portfolios may also invest a portion of their assets in high quality, short-term debt obligations and engage in certain other investment practices. Further information about the Underlying Funds and their respective investment objectives and policies is included in their respective prospectuses and Statements of Additional Information. There is no assurance that any Portfolio or Underlying Fund will achieve its objective.
Corporate Debt Obligations
     Each Underlying Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Structured Emerging Markets Equity and Structured International Small Cap Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
     Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment advisers of the Underlying Funds will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The investment Adviser for each Underlying Fund continually monitors the investments in the Underlying Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.
     Commercial Paper and Other Short-Term Corporate Obligations. Certain of the Underlying Funds may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
     Trust Preferreds. Certain of the Underlying Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.
     High Yield Securities. Certain of the Underlying Funds may invest in bonds rated BB or below by Standard & Poor’s or Ba or below by Moody’s (or comparable rated and unrated securities). These bonds are commonly referred to as “junk bonds” and are considered speculative. The ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality securities. See Appendix A to this SAI for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“DBRS”).

     The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments.
     The market values of high yield, fixed income securities tends to reflect those individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Underlying Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
     Another factor which causes fluctuations in the prices of high yield, fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in an Underlying Fund’s net asset value.
     The risk of loss from default for the holders of high yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, an Underlying Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. An Underlying Fund may be required to liquidate other portfolio securities to satisfy the Underlying Fund’s annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Underlying Fund has not received any cash payments of such interest.
     The secondary market for high yield, fixed income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of an Underlying Fund to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating an Underlying Fund’s net asset value. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.
     The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

     Non-investment grade or high-yield, fixed income securities also present risks based on payment expectations. High yield, fixed income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, an Underlying Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if an Underlying Fund experiences unexpected net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Underlying Fund’s portfolio and increasing the exposure of the Underlying Fund to the risks of high-yield securities.
     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the credit analysis of an Underlying Fund’s investment adviser than would be the case with investments in investment-grade debt obligations. An Underlying Fund’s investment adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current trend of earnings. The Underlying Fund’s investment adviser monitors the investments in an Underlying Fund’s portfolio and evaluates whether to dispose of or to retain non investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.
     Because the market for high yield securities has not weathered a major economic recession, it is unknown what effects such a recession might have on such securities. A widespread economic downturn could result in increased defaults and losses.
     Loan Participations. The High Yield Fund and Emerging Markets Debt Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.
     Participation interests acquired by the High Yield Fund or Emerging Markets Debt Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the High Yield Fund or Emerging Markets Debt Fund acts as co-lender in connection with a participation interest or when the High Yield Fund or Emerging Markets Debt Fund acquires certain participation interests, the High Yield Fund or Emerging Markets Debt Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund or Emerging Markets Debt Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund or Emerging Markets Debt Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund or Emerging Markets Debt Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund or Emerging Markets Debt Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund or Emerging Markets Debt Fund will normally be regarded as illiquid.
     For purposes of certain investment limitations pertaining to diversification of the High Yield Fund’s or Emerging Markets Debt Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fund or Emerging Markets Debt Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund or Emerging Markets Debt Fund and the borrower will be deemed issuers of a loan participation.

Obligations of the United States, Its Agencies, Instrumentalities and Sponsored Enterprises
     Each Underlying Fund may invest in U.S. government securities which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.
     U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.
     Each Underlying Fund may also purchase U.S. Government Securities in private placements, subject to the Underlying Fund’s limitation on investment in illiquid securities. The Underlying Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).
     Inflation Protected Securities. Certain Underlying Funds may invest in IPS of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. IPS are fixed income securities whose interest and principal payments are adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate.
     The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period a Fund holds IPS, a Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
     The U.S. Treasury utilizes the CPIU as the measurement of inflation, while other issuers of IPS may use different indices as the measure of inflation. Any increase in principal value of IPS caused by an increase in the CPIU is taxable in the year the increase occurs, even though an Underlying Fund holding IPS will not receive cash representing the increase at that time. As a result, an Underlying Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
     If an Underlying Fund invests in IPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If an Underlying Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
     Because an Underlying Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), an Underlying Fund’s investment in either zero coupon bonds or IPS may require an Underlying Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, an Underlying Fund may be required to borrow or liquidate securities.

Bank Obligations
     Certain of the Underlying Funds may invest in debt obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on the demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.
Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds
     Certain of the Underlying Funds expect to invest in deferred interest and capital appreciation bonds and pay-in-kind (“PIK”) securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.
     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
     Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, an Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, an Underlying Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Underlying Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, an Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.
Zero Coupon Bonds
     Certain Underlying Funds’ investments in fixed income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by an Underlying Fund defaults, the Underlying Fund may obtain no return at all on its investment. An Underlying Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Underlying Fund’s distribution obligations.
Variable and Floating Rate Securities
     The interest rates payable on certain fixed income securities in which an Underlying Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.
     Permissible investments for certain of the Underlying Funds include inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.” The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund’s limitation on illiquid investments.
Custodial Receipts and Trust Certificates
     Each Underlying Fund may invest in custodial receipts and trust certificates (which may be underwritten by securities dealers or banks), representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Underlying Funds may also invest in separately issued interests in custodial receipts and trust certificates.
     Although under the terms of a custodial receipt or trust certificate an Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Municipal Securities
     Certain of the Underlying Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities (“Municipal Securities”). Dividends paid by the Underlying Funds that are derived from interest paid on both tax-exempt and taxable Municipal Securities will be taxable to the Underlying Funds’ shareholders.
     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.
     The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.
     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.
     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including one or more Underlying Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.
     The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.
     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.
     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-

exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the liquidity and value of the Municipal Securities in an Underlying Fund’s portfolio.
     Municipal Leases, Certificates of Participation and Other Participation Interests. Municipal Securities include leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover an Underlying Fund’s original investment. To the extent that an Underlying Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.
     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.
     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of an Underlying Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by an Underlying Fund may be determined by its investment adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the investment adviser will consider a variety of factors including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the investment adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by an Underlying Fund.
     Certain Underlying Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide an Underlying Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide an Underlying Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying Municipal Securities, plus accrued interest. An Underlying Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the investment advisors, the interest from such participation is exempt from regular federal income tax.
     Auction Rate Securities. Municipal Securities also include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     An Underlying Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act. An Underlying Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Underlying Funds.
     Other Types of Municipal Securities. Other types of Municipal Securities in which certain of the Underlying Funds may invest include municipal notes, tax-exempt commercial paper, pre-refunded municipal bonds, industrial development bonds, tender option bonds and insured municipal obligations.
     Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in an Underlying Fund’s portfolio are called prior to the maturity, the Underlying Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Underlying Fund’s return on its portfolio securities.
Mortgage Loans and Mortgage-Backed Securities
     General Characteristics. Certain of the Underlying Funds may invest in Mortgage-Backed Securities as described in the Prospectuses. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.
     The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if an Underlying Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if an Underlying Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that an Underlying Fund invests in Mortgage-Backed Securities, its investment adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.
     Adjustable Rate Mortgage Loans (“ARMs”). ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow an Underlying Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to an Underlying Fund.
     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases but may result in increased credit exposure and prepayment risks for lenders.
     ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities that are structured as pass through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to an Underlying Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of an Underlying Fund’s investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.
     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one- year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of an Underlying Fund’s portfolio that holds ARMs and, therefore, in the net asset value of such Underlying Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
     Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in a mortgage pool (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed- Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.
     Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Underlying Funds’ investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Underlying Funds’ receipt of payments derived from principal or interest on mortgage loans affected by such regulations.
1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.
2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.
3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.
4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.
5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.
     Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. An Underlying Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.
     An Underlying Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac that issue guaranteed Mortgage-Backed Securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of an Underlying Fund’s portfolio.
     There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. An Underlying Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.
     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae.
     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.
     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.
     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.
     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Mortgage Pass-Through Securities. As described in the Prospectuses, certain of the Underlying Funds may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”); that is, fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate- holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.
     Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.
     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.
     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain ARMs included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.
     Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.
     Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.
     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.
     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.
     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.
     Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.
     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut off date specified with respect to such series.
     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. Certain of the Underlying Funds may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or, to the extent consistent with an Underlying Fund’s investment policies, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.
     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.
     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.
     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
     Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     Stripped Mortgage-Backed Securities. Certain of the Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or, to the extent consistent with an Underlying Fund’s investment policies, non-governmental originators. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of an Underlying Fund’s limitation on investments in illiquid securities. An Underlying Fund’s investment adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.
Asset-Backed Securities
     Certain Underlying Funds may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.
     Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that an Underlying Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.
     Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, an Underlying Fund will be unable to possess and sell the underlying collateral and that an Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.
Futures Contracts and Options on Futures Contracts
     Each Underlying Fund (other than the Financial Square Prime Obligations Fund) may purchase and sell futures contracts and may also purchase and write options on futures contracts. The Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Structured Emerging Markets Equity and Structured International Small Cap Funds may only enter into such transactions with respect to a representative index. The other Funds may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. An Underlying Fund will engage in futures and related options transactions, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Underlying

Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Underlying Funds. The investment adviser of the Underlying Fixed Income Funds will also use futures contracts and options on futures contracts to manage the Underlying Funds’ target duration in accordance with their benchmark or benchmarks.
     Futures contracts entered into by an Underlying Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or, with respect to certain Underlying Funds, on foreign exchanges. More recently, certain futures may also be traded over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.
     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, an Underlying Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.
     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
     When interest rates are rising or securities prices are falling, an Underlying Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, an Underlying Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, certain Underlying Funds may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, certain Underlying Funds may purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. As another example, certain Underlying Funds may enter into futures transactions to seek a closer correlation between the Underlying Fund’s overall currency exposures and the currency exposures of the Underlying Fund’s performance benchmark.
     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While an Underlying Fund will usually liquidate futures contracts on securities or currency in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Underlying Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that an Underlying Fund owns or proposes to acquire or the exchange rate of currencies in which portfolio securities are denominated or quoted. An Underlying Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Underlying Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery securities held by an Underlying Fund or securities with characteristics similar to those of an Underlying Fund’s portfolio securities. Similarly, certain Underlying Funds may sell futures contracts on any currency in which its portfolio securities are quoted or denominated or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of an Underlying Fund’s investment adviser, there is a sufficient degree of correlation between price trends for an Underlying Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Underlying Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an Underlying Fund’s portfolio may be more or less volatile than prices of such futures contracts, its investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Underlying Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Underlying Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an Underlying Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
     On other occasions, an Underlying Fund may take a “long” position by purchasing such futures contracts. This would be done, for example, when an Underlying Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give an Underlying Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an Underlying Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of an Underlying Fund’s assets. By writing a call option, an Underlying Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an Underlying Fund intends to purchase. However, an Underlying Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an Underlying Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. An Underlying Fund will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An Underlying Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
     Other Considerations. An Underlying Fund will engage in transactions in futures contracts and related options from transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require an Underlying Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options. An Underlying Fund may cover its transactions in futures contracts and related options through the segregation of cash or liquid assets or by other means, in any manner permitted by applicable law.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for an Underlying Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between an Underlying Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and an Underlying Fund may be exposed to risk of loss.

     Perfect correlation between an Underlying Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In addition, it is not possible for an Underlying Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of an Underlying Fund’s trading in futures depends upon the ability of its investment adviser to analyze correctly the futures markets.
Options on Securities and Securities Indices
     Writing Covered Options. Certain of the Underlying Funds may write (sell) covered call and put options on any securities in which they may invest or on any securities index consisting of securities in which it may invest. An Underlying Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by an Underlying Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, an Underlying Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by an Underlying Fund as the seller of the call option. An Underlying Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Underlying Fund. All call options written by an Underlying Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. An Underlying Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, an Underlying Fund may forego the opportunity to profit from an increase in the market price of the underlying security.
     A put option written by an Underlying Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date. All put options written by an Underlying Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Underlying Fund. However, in return for the option premium, an Underlying Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
     In the case of a call option, the option is “covered” if an Underlying Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if an Underlying Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Underlying Fund segregates liquid assets in the amount of the difference. An Underlying Fund may also cover call options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option. A put option is also covered if an Underlying Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Underlying Fund segregates liquid assets in the amount of the difference. An Underlying Fund may also cover call options on securities try segregating cash or liquid assets, as permitted by applicable law, with a value when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option.
     An Underlying Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     An Underlying Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Underlying Fund) upon conversion or exchange of other securities held by it. An Underlying Fund may cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value when added to any margin on deposit that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.
     An Underlying Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
     Purchasing Options. Certain of the Underlying Funds may purchase put and call options on securities in which they may invest or options on any securities index comprised of securities in which they may invest. An Underlying Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. An Underlying Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
     An Underlying Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle an Underlying Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. An Underlying Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the call option.
     An Underlying Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”), or in securities in which it may invest. The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of an Underlying Fund’s securities. Put options may also be purchased by an Underlying Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. An Underlying Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
     An Underlying Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Covered Options” above.
     Yield Curve Options. Each Underlying fixed income Fund (other than Inflation Protected Securities and Financial Square Prime Obligations Funds) and the Real Estate Securities Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
     An Underlying Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, an Underlying Fund may purchase a call option on the yield spread between two securities if the Underlying Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. An Underlying Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of its investment adviser, the Underlying Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by an Underlying Fund will be “covered.” A call (or put) option is covered if an Underlying Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Underlying Fund’s net liability under the two options. Therefore, an Underlying Fund’s liability for such a covered option is generally limited to the difference between the amount of the Underlying Fund’s liability under the option written by the Underlying Fund less the value of the option held by the Underlying Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.
     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an Underlying Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Underlying Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if an Underlying Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     There can be no assurance that higher trading activity, order flow or other unforeseen events might, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.
     An Underlying Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
     Transactions by an Underlying Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which an Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Underlying Funds’ investment advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an investment adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an investment adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If an investment adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in an Underlying Fund’s investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The writing of options could increase an Underlying Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Warrants and Stock Purchase Rights
     Certain of the Underlying Funds may invest a portion of their assets in warrants or rights (including those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. An Underlying Fund will invest in warrants and rights only if such securities are deemed appropriate by its investment adviser for investment by the Underlying Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Foreign Investments
     The Real Estate Securities Fund and International Real Estate Securities Fund invest in the aggregate up to 15% and 100%, respectively, of their total assets in foreign securities, including securities of issuers in emerging countries. The Structured International Equity, Structured Emerging Markets and Structured International Small Cap Funds invest primarily in foreign securities under normal circumstances. The Global Income Fund, High Yield Fund and Emerging Markets Debt Fund may invest in foreign issuers, including fixed income securities quoted or denominated in a currency other than U.S. dollars. The Inflation Protected Securities Fund may invest in foreign issuers. The Commodity Strategy Fund may invest its assets in foreign securities, including securities of issuers in emerging markets countries. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of an Underlying Fund’s investment adviser, to offer the potential for better long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.
     Investing in foreign securities also involves, however, certain special risks, including those discussed in the Portfolio’s Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, an Underlying Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. An Underlying Fund may be subject to currency exposure independent of its securities positions. To the extent that an Underlying Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.
     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of an Underlying Fund’s total assets, adjusted to reflect the Underlying Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Underlying Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the U.S. Mail Service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.
     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of an Underlying Fund’s assets are uninvested and no return is earned on such assets. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect an Underlying Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
     Certain of the Underlying Funds may invest in markets where custodial and/or settlement systems are not fully developed. The assets of the Underlying Fund that are traded in such markets and which have been entrusted to such sub-custodians may be exposed to risk in circumstances where the sub custodian will have no liability.
     In the case of certain Underlying Funds, investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).
     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
     To the extent an Underlying Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Underlying Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, an Underlying Fund may avoid currency risks during the settlement period for purchases and sales.
     As described more fully below, certain of the Underlying Funds may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Markets.
     Investing in Emerging Markets. The Structured International Equity, International Real Estate Securities, Structured Emerging Markets Equity and Structured International Small Cap Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. The Real Estate Securities and Inflation Protected Securities Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers. The Core Fixed Income, Global Income, High Yield and Emerging Markets Debt Funds may invest in debt securities of foreign issuers, including emerging country issuers, and in fixed income securities quoted or denominated in a currency other than U.S. dollars. The High Yield Fund’s investments in emerging markets are limited to 25% of its total assets.
     Investments in securities of emerging market issuers involve special risks. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.
     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. An Underlying Fund’s investments in emerging countries are subject to the risk that the liquidity of particular instruments, or instruments generally in such countries, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of the securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect an Underlying Fund’s ability to accurately value its portfolio securities or to acquire or dispose of such securities at the price and times it wishes to do so. The risks associated with reduced liquidity may be particularly acute to the extent that an Underlying Fund needs cash in order to meet redemption requests, to pay dividends and other distributions or to pay its expenses.
     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
     With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Underlying Funds. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.
     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit an Underlying Fund’s investment in certain emerging countries and may increase the expenses of the Underlying Fund. Certain emerging countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of an Underlying Fund. An Underlying Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Underlying Funds may invest and adversely affect the value of the Underlying Funds’ assets. An Underlying Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
     Certain Underlying Funds may seek investment opportunities within former “Eastern bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.
     An Underlying Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxation.”
      Foreign markets also have different clearance and settlement procedures and in certain U.S. markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of an Underlying Fund’s assets is uninvested and no return is earned thereon. The inability of an Underlying Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability of the Underlying Fund to the purchaser. The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting Underlying Fund to a greater risk if a securities firm defaults in the performance of its responsibilities.
     Sovereign Debt Obligations. Certain of the Underlying Funds may invest in sovereign debt obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to services its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including an Underlying Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.
     Emerging country governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.
     The ability of emerging country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country issuer’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.
     To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.
     Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.
     As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, an Underlying Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.
     Brady Bonds. Certain foreign debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated). In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds may be speculative.

Investing in Central and South American Countries
     A significant portion of the Emerging Markets Debt Fund’s portfolio may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
     In the past, many Central and South American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. High inflation rates have also led to high interest rates. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Central and South American countries. Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.
     In addition, substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
     The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.
     International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.
     Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Central and South America generally or in specific countries participating in such trade agreements.

     Forward Foreign Currency Exchange Contracts. Certain of the Underlying Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. Certain of the Underlying Funds may also enter into forward foreign currency exchange contracts to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.
     At the maturity of a forward contract an Underlying Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.
     An Underlying Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when an Underlying Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when an Underlying Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
     Additionally, when an Underlying Fund’s investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of an Underlying Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of an Underlying Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which an Underlying Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of an Underlying Fund’s foreign assets.
     Certain of the Underlying Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Underlying Fund’s investment adviser determines that there is a pattern of correlation between the two currencies. In addition, certain Underlying Funds may enter into foreign currency transactions to seek a closer correlation between an Underlying Fund’s overall currency exposures and the currency exposures of the Underlying Fund’s performance benchmark.
     Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of an Underlying Fund will be segregated in an amount equal to the value of the Underlying Fund’s total assets committed to the consummation of forward foreign currency exchange contracts requiring the Underlying Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the assets will equal the amount of an Underlying Fund’s commitments with respect to such contracts. Certain of the Underlying Funds will not enter into a forward contract with a term of greater than one year.
     While an Underlying Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an Underlying Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Underlying Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between an Underlying Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause an Underlying Fund to sustain losses which will prevent the Underlying Fund from achieving a complete hedge or expose the Underlying Fund to risk of foreign exchange loss.
     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to make markets in the currencies they trade and these markets can experience periods of illiquidity.
     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. An Underlying Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by its investment adviser. To the extent that a substantial portion of an Underlying Fund’s total assets, adjusted to reflect the Underlying Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
     Writing and Purchasing Currency Call and Put Options. Certain of the Underlying Funds may, to the extent they invest in foreign securities, write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when an Underlying Fund seeks to close out an option, the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to an Underlying Fund’s position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. The High Yield Fund may purchase call options on currency to seek to increase total return.
     Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when an Underlying Fund’s investment adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Underlying Fund’s portfolio.
     A call option written by an Underlying Fund obligates an Underlying Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by an Underlying Fund would obligate an Underlying Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that an Underlying Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Writing Covered Options” above.
     An Underlying Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” An Underlying Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Underlying Fund.
     An Underlying Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by an Underlying Fund are quoted or denominated. The purchase of a call option would entitle the Underlying Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.
     An Underlying Fund may purchase put options in anticipation of a decline in the U.S. dollar value of the currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of an Underlying Fund’s portfolio securities due to currency exchange rate fluctuations. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.
     In addition to using options for the hedging purposes described above, certain Underlying Funds may use options on currency to seek to increase total return. These Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, an Underlying Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, an Underlying Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
     Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although an Underlying Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If an Underlying Fund as an option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.
     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
     An Underlying Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by an Underlying Fund.
     The amount of the premiums which an Underlying Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Mortgage Dollar Rolls
     Certain of the Underlying Funds may enter into mortgage “dollar rolls” in which an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, an Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, an Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. An Underlying Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.
     For financial reporting and tax purposes, the Underlying Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Underlying Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.
     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom an Underlying Fund sells the security becomes insolvent, an Underlying Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also the instrument which an Underlying Fund is required to repurchase may be worth less than an instrument which an Underlying Fund originally held. Successful use of mortgage dollar rolls will depend upon the ability of an Underlying Fund’s investment adviser to manage an Underlying Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of an Underlying Fund compared to what such performance would have been without the use of mortgage dollar rolls.
Convertible Securities
     Certain of the Underlying Funds may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non- convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on an Underlying Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Underlying Fund.
Preferred Stock, Warrants and Rights
     The Core Fixed Income, High Yield, Inflation Protected Securities, Emerging Markets Debt, Structured Emerging Markets Equity, Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity and Structured International Small Cap Funds may invest in preferred stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps, Interest Rate Swaps, Total Return Swaps, Options on Swaps, and Interest Rate Caps, Floors and Collars
     Certain Underlying Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, certain of the Underlying Funds may enter into mortgage, credit, index, interest rate and total return swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Certain Underlying Funds may also purchase and write (sell) options on swaps, commonly referred to as swaptions. Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Currency swaps involve the exchange by an Underlying Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by an Underlying Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.
     A great deal of flexibility is possible in the way swap transactions are structured. However, generally an Underlying Fund will enter into interest rate, total return, credit, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, index and mortgage swaps is normally limited to the net amount of interest payments that the Underlying Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index or mortgage swap defaults, the Underlying Fund’s risk of loss consists of the net amount of interest payments that the Underlying Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by an Underlying Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. An Underlying Fund may be either the buyer or seller in the transaction. If the Underlying Fund is a buyer and no credit event occurs, the Underlying Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, an Underlying Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, an Underlying Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Underlying Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. To the extent that an Underlying Fund’s exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or is covered by other means in accordance with SEC guidance or otherwise, the Underlying Funds and their investment advisers believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Fund’s borrowing restrictions.
     An Underlying Equity Fund and the Commodity Strategy Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by its investment adviser. The Underlying Fixed Income Funds will not enter into any mortgage, interest rate or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings. The Core Fixed Income, Global Income, High Yield, Inflation Protected Securities, and Emerging Markets Debt Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor’s or Moody’s or their equivalent ratings or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The investment advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Underlying Funds’ transactions in swaps, swaptions, caps, floors and collars.
     The use of interest rate, total return, mortgage, credit, index and currency swaps, as well as swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If an Underlying Fund’s investment adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if this investment technique were not used.
     In addition, these transactions can involve greater risks than if an Underlying Fund had invested in the reference obligation directly since, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Underlying Funds’ transactions in swaps, swaptions, caps, floors and collars.
Equity Swaps
     Each Underlying Equity Fund and the Commodity Strategy Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. For example, a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Underlying Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Underlying Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Underlying Fund on the notional amount. In other cases, the counterparty and the Underlying Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
     An Underlying Equity and the Commodity Strategy Funds will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to an equity swap defaults, an Underlying Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Underlying Fund’s exposure, the Underlying Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Fund’s borrowing restrictions.
     The Underlying Equity Funds will not enter into equity swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the investment adviser. An Underlying Fund’s ability to enter into certain swap transactions may be limited by tax considerations.
Real Estate Investment Trusts
     The Underlying Equity Funds and the Commodity Strategy Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Underlying Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.
     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Lending of Portfolio Securities
     Each Underlying Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers (including Goldman Sachs), and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Underlying Funds may invest cash received as collateral for securities lending transactions in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and an Underlying Fund is responsible for any loss that may result from its investment of the borrowed collateral. An Underlying Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of the loan, an Underlying Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. An Underlying Fund will not have the right to vote any securities having voting rights during the existence of the loan, but an Underlying Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially. However, the loans will be made only to firms deemed to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower, and during the period of the loan, the creditworthiness of the borrower will be considered and monitored. It is intended that the value of securities loaned by an Underlying Fund will not exceed one-third of the value of the Underlying Fund’s total assets (including the loan collateral).
     The Underlying Funds’ Board of Trustees has approved participation by each Underlying Fund in a securities lending program and adopted policies and procedures relating thereto. Under the securities lending program, the Underlying Funds have retained an affiliate of their respective investment advisers to serve as their securities lending agent. For these services the lending agent may receive a fee from the Underlying Funds, including a fee based on the returns earned on the Underlying Funds’ investment of cash received as collateral for the loaned securities. In addition, each Underlying Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Underlying Fund’s portfolio transactions. The lending agent may, on behalf of the Underlying Funds, invest cash collateral received by the Underlying Funds for securities loans in, among other things, other registered or unregistered funds. These funds include private investing funds or money market funds that are managed by the investment adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities and which pay the investment adviser or its affiliates for these services. The Underlying Funds’ Board of Trustees will periodically review securities loan transactions for which the Goldman Sachs affiliate has acted as lending agent for compliance with the Underlying Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under the Underlying Funds’ securities lending program, subject to certain conditions.
Commodity-Linked Securities
     The Commodity Strategy Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
     The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.
     The Investment Adviser generally intends to invest in commodity-linked investments whose returns are linked to the GSC Index. However, the Fund is not an index fund and the Investment Adviser may make allocations that differ from the weightings in the GSC Index.
When-Issued Securities and Forward Commitments
     Each Underlying Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. An Underlying Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, an Underlying Fund may dispose of or negotiate a commitment after entering into it. An Underlying Fund may also sell securities it has committed to purchase before those securities are delivered to the Underlying Fund on the settlement date. The Underlying Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining an Underlying Fund’s duration, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date. Each Underlying Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Underlying Fund’s obligations are otherwise covered. Alternatively, each Underlying Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Investment in Unseasoned Companies
     Certain Underlying Funds may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
Other Investment Companies
     Each of the Underlying Funds (other than Inflation Protected Securities Fund) may make limited investments in the securities of other investment companies including, pursuant to an exemptive order obtained from the SEC, money market funds for which the Underlying Fund’s investment adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees and other expenses paid by the Underlying Fund. However, to the extent that the Underlying Fund invests in a money market fund for which the Underlying Fund’s investment adviser or any of its affiliates acts as investment adviser, the management fees payable by the Underlying Fund to the investment adviser or its affiliates will, to the extent required by the SEC, be reduced by an amount equal to the Underlying Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund. Additionally, to the extent that any Goldman Sachs Fund serves as an “underlying Fund” to another Goldman Sachs Fund, that underlying Fund intends to comply with the requirements of Section 12(d)(1)(G)(i)(IV) of the Act.

     Each Underlying Equity Fund (other than Inflation Protected Securities Fund) and the Commodity Strategy Fund may invest in exchange traded funds such as Standard & Poor’s Depositary Receipts™ (“SPDRs”). Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on a stock exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500®”). SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500®. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P 500®, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P 500® and the net asset value of a Portfolio Deposit.
     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.
     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Underlying Funds could result in losses on SPDRs.
     Certain Underlying Funds may also purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions. Certain Underlying Funds may also invest in iShares(SM) and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iShares(SM) are listed on a stock exchange and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of iShares(SM) on the exchange on which the iShares(SM) are listed. However, iShares(SM) have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of an Underlying Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, an Underlying Fund could be required to reconsider the use of iShares(SM) as part of its investment strategy.
Repurchase Agreements
     Each Underlying Fund may enter into repurchase agreements with banks, brokers, and dealers which furnish collateral at least equal in value or market price to the amount of the repurchase obligation. Certain Underlying Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which an Underlying Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by an Underlying Fund’s custodian (or sub-custodian). The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to an Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the security subject to the repurchase agreement.
     A repurchase agreement is similar to a collateralized loan, but is structured as a purchase of securities by an Underlying Fund subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish securities and other collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.
     Custody of the underlying securities and other collateral will be maintained by the Underlying Fund’s custodian or subcustodian for the duration of the agreement. The repurchase price may be higher than the purchase price, the difference being income to the Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Underlying Fund together with the repurchase price on repurchase. In either case, the income to the Underlying Fund is unrelated to the interest rate on the underlying securities and other collateral subject to the repurchase agreement. The value of the purchased securities will at all times equal or exceed the value of the repurchase agreement.
     Repurchase agreements pose certain risks for all entities, including the Underlying Fund, that utilize them. Such risks are not unique to the Underlying Fund but are inherent in repurchase agreements. For instance, if the seller under a repurchase agreement defaults, an Underlying Fund could suffer a loss to the extent that the proceeds from the sale of underlying securities and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund’s cost associated with delay and enforcement of the repurchase agreement. The Underlying Fund seeks to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.
     For purposes of the Act, and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Underlying Fund to the seller of the underlying securities and other collateral. It is not clear whether for other purposes a court would consider the underlying securities and other collateral purchased by the Underlying Fund subject to a repurchase agreement as being owned by the Underlying Fund or as being collateral for a loan by the Underlying Fund to the seller.
     If, in the event of bankruptcy or insolvency proceedings against the seller of the underlying securities and other collateral, a court holds that the Underlying Fund does not have a perfected security interest in the underlying securities and other collateral, the Underlying Fund may be required to return the underlying securities and other collateral to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, an Underlying Fund would be at risk of losing some or all of the principal and interest involved in the transaction. To minimize this risk, the Underlying Funds utilize custodians and subcustodians that the Investment Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Investment Adviser analyzes the creditworthiness of the obligor, in this case the seller of the underlying securities and other collateral. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.
     Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller before repurchase of the underlying securities and other collateral under a repurchase agreement, an Underlying Fund could suffer additional losses if an Underlying Fund encounters delay that prevents the Underlying Fund from promptly selling the underlying securities and other collateral (such as if the underlying securities and other collateral is subject to a court “stay”) and incur costs before being able to sell the security. If this occurs, an Underlying Fund will bear the risk that the value of the collateral will decline below the repurchase price.
     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), an Underlying Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.
     The Underlying Funds, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements
     Certain Underlying Funds may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, an Underlying Fund will sell portfolio securities to banks and other financial institutions, with an agreement to repurchase the security on an agreed date, price and interest payment. The Core Fixed Income, Global Income, High Yield and Emerging Markets Debt Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities an Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of an Underlying Fund’s outstanding shares.
     When an Underlying Fund enters into a reverse repurchase agreement, it segregates cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then monitored by its investment adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.
Restricted and Illiquid Securities
     The Underlying Funds may not invest more than 15% of their net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, certain over-the-counter options, repurchase agreements and time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon a continuing review of the trading markets for the specific instrument, that such instrument is liquid. The Trustees have adopted guidelines under which the Underlying Funds’ investment advisers determine and monitor the liquidity of the Underlying Funds’ portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these instruments.
     The purchase price and subsequent valuation of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction may make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.
Short Sales
     The Underlying Funds (other than the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Commodity Strategy, Structured International Equity and Inflation Protected Securities Funds) may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by an Underlying Fund, for example, to lock in a sales price for a security the Underlying Fund does not wish to sell immediately. If an Underlying Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.
     If an Underlying Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if an Underlying Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which an Underlying Fund may effect short sales.
Non-Diversified Status
     Each of the Global Income Fund, Emerging Markets Debt Fund, Commodity Strategy Fund, International Real Estate Securities Fund and Real Estate Securities Fund is “non-diversified” under the Act and may invest more of its assets in fewer issuers than

“diversified” mutual funds. The Global Income Fund, Emerging Markets Debt Fund and Commodity Strategy Fund are subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund, Emerging Markets Debt Fund and Commodity Strategy Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Global Income Fund’s, Emerging Markets Debt Fund’s and Commodity Strategy Fund’s respective total assets, (i) each Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) each Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government Securities and regulated investment companies.
Portfolio Turnover
     Each Underlying Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity or fixed income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Underlying Fund may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Underlying Funds to receive favorable tax treatment. The Underlying Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
INVESTMENT RESTRICTIONS
     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Portfolio. The investment objective of each Portfolio and all other investment policies or practices of each Portfolio are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of the shares of a Portfolio. For purposes of the following limitations, any limitation which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio. With respect to the Portfolios’ fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.
     As a matter of fundamental policy, a Portfolio may not:
(1)	make any investment inconsistent with the Portfolio’s classification as a diversified company under the Act;

(2)	invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding investment companies and the U.S. Government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities;

(3)	borrow money, except (a) the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law, and (e) the Portfolio may engage in portfolio transactions or invest in portfolio instruments that create leverage, including in mortgage dollar rolls;

(4)	make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions and (c) loans of securities as permitted by applicable law;

(5)	underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting;

(6)	purchase, hold or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities;

(7)	invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

(8)	issue senior securities to the extent such issuance would violate applicable law.
     Notwithstanding any other fundamental investment restriction or policy, each Portfolio may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Portfolio.
     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.
     A Portfolio may not:
(a)	Invest in companies for the purpose of exercising control or management (but this does not prevent a Portfolio from purchasing a controlling interest in one or more of the Underlying Funds consistent with its investment objective and policies).

(b)	Invest more than 15% of the Portfolio’s net assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

(c)	Purchase additional securities if the Portfolio’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

(d)	Make short sales of securities, except short sales against the box.
     The Underlying Funds in which the Portfolios may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of these Underlying Funds are set forth in their respective SAIs.
TRUSTEES AND OFFICERS
     The business and affairs of the Portfolios are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Portfolio’s daily business operations.

     Trustees of the Trust
     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Independent Trustees
		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex	Other
Name,	Held with	Time		Overseen by	Directorships
Address and Age[1]	the Trust	Served[2]	Principal Occupation(s) During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998–Present); Executive Vice President – Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors–III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).	101	None

Chairman of the Board of Trustees – Goldman Sachs Mutual Fund Complex (registered investment companies).

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975 – May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present).	101	None

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Independent Trustees
		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex	Other
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).	101	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000).	101	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Jessica Palmer Age: 58	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present).	101	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Independent Trustees
		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex	Other
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990–1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	101	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees
Number of
Portfolios in
Fund
	Position(s)	Term of Office		Complex
Name,	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 45	President & Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).	101	None

President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007 – Present); Senior Vice President – Goldman Sachs Mutual Fund Complex (May 2007 – November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001 – 2007).

Trustee – Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002 – May 2004).

Interested Trustees
Number of
Portfolios in
Fund
	Position(s)	Term of Office		Complex
Name,	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director – GSAM (May 1999-Present); Consultant to GSAM (December 1994 – May 1999); and Limited Partner, Goldman Sachs (December 1994 — May 1999).	101	None

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.

2	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

3	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 28, 2007, the Trust consisted of 89 portfolios (of which 80 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (of which 11 offer shares to the public).

4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Officers of the Trust
Information pertaining to the officers of the Trust is set forth below.

Officers of the Trust
Term of Office
	Position(s) Held	and Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President—Goldman Sachs Mutual Fund Complex (registered investment companies) (November 2007 – Present); Senior Vice President – Goldman Sachs Mutual Fund Complex (May 2007 – November 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001 – 2007).

Trustee – Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002 – May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer & Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003 – Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer and Senior Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 180 Maiden Lane New York, NY 10005 Age: 45	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992-Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter Fortner 180 Maiden Lane New York, NY 10005 Age: 49	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000-Present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth G. Curran 180 Maiden Lane New York, NY 10005 Age: 43	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998-Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995–October 1998).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust
Term of Office
	Position(s) Held	and Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Scott McHugh 32 Old Slip New York, NY 10005 Age: 35	Assistant Treasurer	Since 2007	Vice President, Goldman Sachs (February 2007-Present); Director, Deutsche Asset Management or its predecessor (1998-2007); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Chicago, IL 60606 Age: 47	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999– Present); and Vice President of GSAM (April 1997–December 1999). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 44	Vice President	Since 1998	Managing Director, Goldman Sachs (December 2006-Present); Vice President, GSAM (June 1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996–June 1998).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 44	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (1986-Present). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Scott Coleman 32 Old Slip New York, NY 10005 Age: 47	Vice President	Since 2007	Managing Director, Goldman Sachs (2004—Present); and Vice President, Goldman Sachs (2001—2004). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Mark Hancock 71 South Wacker Drive Chicago, IL 60606 Age: 39	Vice President	Since 2007	Managing Director, Goldman Sachs (November 2005 – Present); Vice President, Goldman Sachs (August 2000 — November 2005); Senior Vice President — Dreyfus Service Corp 1999 – 2000; and Vice President — Dreyfus Service Corp 1996-1999.

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Jeffrey D. Matthes 180 Maiden Lane New York, NY 10005 Age: 38	Vice President	Since 2007	Vice President, Goldman Sachs (December 2004-Present); Associate, Goldman Sachs (December 2002-December 2004).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Carlos W. Samuels 180 Maiden Lane New York, NY 10005 Age: 33	Vice President	Since 2007	Vice President, Goldman Sachs (December 2007-Present); Associate, Goldman Sachs (December 2005-December 2007) Analyst, Goldman Sachs (January 2004-December 2005) Senior Associate, PricewaterhouseCoopers LLP (January 2001-January 2004).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust
Term of Office
	Position(s) Held	and Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006 – Present); Associate General Counsel, Goldman Sachs (2002–Present); Vice President, Goldman Sachs (1999 – 2006) and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies) (2006 – Present); Assistant Secretary – Goldman Sachs Mutual Fund Complex (2003-2006).

Dave Fishman 32 Old Slip New York, NY 10005 Age: 43	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 45	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987–Present). Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 38	Assistant Secretary	Since 1997	Managing Director, Goldman Sachs (December 2002 – Present); Vice President, Goldman Sachs (1997-December 2002) and Fund Manager, GSAM (April 1996–Present).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

George Djurasovic One New York Plaza New York, NY 10004 Age: 36	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005 – Present); Associate General Counsel, Goldman Sachs (2006 – Present); Assistant General Counsel, Goldman Sachs (2005 – 2006); Senior Counsel, TIAA – CREF (2004 – 2005); Counsel, TIAA – CREF (2000 – 2004).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Patricia Meyer One New York Plaza New York, NY 10004 Age: 33	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (September 2006 – Present); Assistant General Counsel, Goldman Sachs (September 2006 – Present); Associate, Simpson Thacher & Bartlett LLP (2000 – 2006).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust
Term of Office
	Position(s) Held	and Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Mark T. Robertson One New York Plaza New York, NY 10004 Age: 31	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (April 2007 – Present); Assistant General Counsel, Goldman Sachs (April 2007 – Present); Associate, Fried, Frank, Harris, Shriver & Jacobson LLP (2004 – 2007); Solicitor, Corrs Chambers Westgarth (2002 – 2003).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

Deborah Farrell One New York Plaza New York, NY 10004 Age: 36	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005 – Present); Associate, Goldman Sachs (2001 — 2005); Analyst, Goldman Sachs (1994 – 2005).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

1	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
Standing Board Committees
     The Board of Trustees has established six standing committees in connection with their governance of the Portfolios – Audit, Governance and Nominating, Compliance, Valuation, Dividend and Contract Review.
     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held two meetings during the fiscal year ended August 31, 2007.
     The Governance and Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during the fiscal year ended August 31, 2007. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolios’ Prospectuses and should be directed to the attention of Goldman Sachs Trust Governance and Nominating Committee.
     The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Portfolios; and (ii) insofar as they relate to services provided to the Portfolios, of the Portfolios’ investment advisers, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board of Trustees with respect to compliance matters. The Compliance Committee met three times during the fiscal year ended August 31, 2007. All of the Independent Trustees serve on the Compliance Committee.

     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Trust’s Funds in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and Shuch serve on the Valuation Committee. The Valuation Committee met twelve times during the fiscal year ended August 31, 2007.
     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Portfolio’s Prospectus. Messrs. McNamara and Perlowski, as officers of the Trust, serve on the Dividend Committee. During the fiscal year ended August 31, 2007, the Dividend Committee held twelve meetings with respect to all of the Funds of the Trust (not including the Portfolios included in this SAI which had not commenced operations prior to the date of this SAI).
     The Contract Review Committee has been established for the purpose of overseeing the processes of the Board of Trustees for approving and monitoring the Portfolios’ investment management, distribution, transfer agency and other agreements with the Portfolio’s Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board of Trustees processes for approving and reviewing the operation of the Portfolios’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board of Trustees in connection with the Board’s approval, oversight and review of the Portfolios’ other service providers including, without limitation, the Portfolios’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met three times during the fiscal year ended August 31, 2007. All of the Independent Trustees serve on the Contract Review Committee.
Trustee Ownership of Fund Shares
     The following table shows the dollar range of shares beneficially owned by each Trustee in the Portfolios and other portfolios of the Trust and Goldman Sachs Variable Insurance Trust as of December 31, 2006.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of	Portfolios in Fund Complex
Name of Trustee	Equity Securities in the Portfolios[1]	Overseen By Trustee[2]
Ashok N. Bakhru	None	Over $100,000
John P. Coblentz, Jr.	None	Over $100,000
Diana M. Daniels[3]	None	None
Patrick T. Harker	None	Over $100,000
James A. McNamara[3]	None	Over $100,000
Jessica Palmer[3]	None	None
Alan A. Shuch	None	Over $100,000
Richard P. Strubel	None	Over $100,000

1	The Fund commenced operations on August 31, 2007.

2	Includes the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2006, the Trust consisted of 65 portfolios (not including the Portfolios described in this SAI which had not yet been established on that date), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.

3	Ms. Daniels, Mr. McNamara and Ms. Palmer were not Trustees of the Trust in December 2006.

     As of December 14, 2007, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Portfolio.
Board Compensation
     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Governance and Nominating Committee meeting, Compliance Committee meeting, Contract Review Committee meeting, and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2007:
Trustee Compensation

			Total Compensation
		Pension or Retirement	From Fund Complex
	Aggregate Compensation	Benefits Accrued as Part	(including the
Name of Trustee	from the Portfolios*	of the Trust’s Expenses	Portfolios)**
Ashok N. Bakhru1	$0	$0	$187,400
John P. Coblentz, Jr.	0	0	$125,750
Diana M. Daniels[2]	0	0	—
Patrick T. Harker	0	0	$119,500
James A. McNamara[3]	0	0	0
Jessica Palmer[2]	0	0	—
Alan A. Shuch[3]	0	0	0
Richard P. Strubel	0	0	$119,500

*	Represents fees paid to each Trustee during the fiscal year ended August 31, 2007. The Portfolios were not in operation as of August 31, 2007.

**	Represents fees paid to each Trustee during the fiscal year ended August 31, 2007 from the Fund Complex. The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 86 portfolios (of which 80 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (of which 11 offer shares to the public) as of August 31, 2007.

1	Includes compensation as Board Chairman.

2	Ms. Daniels and Ms. Palmer were elected to the Board on August 3, 2007.

3	Mr. McNamara was appointed to the Board on November 8, 2007. Messrs. McNamara and Shuch are Interested Trustees, and as such, receive no compensation from the Portfolios or the Fund Complex.

Miscellaneous
     Class A Shares of the Portfolios may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Portfolios’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.
     The Trust, its investment advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Portfolios or the Underlying Funds.
MANAGEMENT SERVICES
     As stated in the Portfolios’ Prospectuses, Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, serves as Investment Adviser to the Portfolios and to most of the Underlying Funds. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs served as the investment adviser to the Portfolios and to most of the Underlying Funds. On or about April 26, 2003, GSAM assumed investment advisory responsibilities for the Portfolios and the Underlying Funds that had been advised by Goldman Sachs Asset Management. Goldman Sachs Asset Management International (“GSAMI”), Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund, as well as certain other investment portfolios of the Trust. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. See “Service Provides” in the Portfolios’ Prospectuses for a description of the Investment Adviser’s duties to the Portfolios.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with 44 offices in 26 countries throughout the world. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Portfolios and the Underlying Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Portfolio’s and Fund’s name for as long as a Portfolio’s and Underlying Fund’s respective Management Agreement is in effect.
     The Underlying Funds’ investment advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 1,800 companies, over 50 economies and over 25 markets. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the investment advisers.
     In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs’ options evaluation model analyzes a security’s term, coupon and call option, providing an overall analysis of the security’s value relative to its interest risk.
     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor’s annual “All-America Research Team” survey. In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics to structure and evaluate portfolios.
     In managing the Underlying Funds, the Underlying Funds’ investment advisers have access to Goldman Sachs’ economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Pensions and Investments, Forbes and Dalbar. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.
     With respect to the Core Fixed Income Fund and High Yield Fund, the investment adviser expects to utilize Goldman Sachs’ sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds’ investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower’s right to prepay the mortgage, the investment adviser uses a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security’s OAS is a function of the level and shape of the yield curve, volatility and the investment adviser expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the investment adviser considers it a better way to measure a security’s expected return and absolute and relative values than yield to maturity. In using OAS technology, the investment adviser will first evaluate the absolute level of a security’s OAS and consider its liquidity and its interest rate, volatility and prepayment sensitivity. The investment adviser will then analyze its value relative to alternative investments and to its own investments. The investment adviser will also measure a security’s interest rate risk by computing an option adjusted duration (OAD). The investment adviser believes a security’s OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The investment adviser also evaluates returns for different mortgage market sectors and evaluates the credit risk of individual securities. This sophisticated technical analysis allows the investment advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Funds’ duration targets and cash flow pattern requirements.
     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The investment adviser also expects to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs’ proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.
     The investment adviser will use OAS analytics to choose what it believes is an appropriate portfolio of investments for an Underlying Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund’s particular composition and performance targets, the investment adviser will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.
     The Underlying Funds’ investment advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Underlying Funds. The investment advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage- Backed Securities.
     Goldman Sachs has agreed to provide the Underlying Funds’ investment advisers, on a non- exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Underlying Funds’ investment advisers with respect to an Underlying Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.
     The fixed income research capabilities of Goldman Sachs available to the Underlying Funds’ investment advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of an Underlying Fund’s investments.
     In allocating assets among foreign countries and currencies for the Underlying Funds which can invest in foreign securities, the Underlying Funds’ investment advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the investment advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for an Underlying Fund given its investment objectives and criteria.
     The Management Agreements for the Portfolios and the Underlying Funds provide that their investment advisers (and their affiliates) may render similar services to others as long as the services provided by them thereunder are not impaired thereby.
     The Portfolios’ Management Agreement was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on May 10, 2007. The Management Agreement will remain in effect until June 30, 2008 and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of such Portfolio or a majority of the Trustees, and (ii) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement will terminate automatically with respect to a Portfolio if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Portfolio on 60 days’ written notice to the Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.
     In addition to providing advisory services, under its Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of each Portfolio; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Portfolio; (iii) arranges for at each Portfolio’s expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Portfolio’s records; and (v) provides office space and all necessary office equipment and services.
     Pursuant to the Management Agreement, the Investment Adviser is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of each Portfolio’s average daily net assets. As of the date of this SAI, the Investment Adviser was voluntarily waiving a portion of its management fee equal to 0.05% based on the average daily net assets of each Portfolio. As the Portfolios commenced investment operations on September 5, 2007, the Investment Adviser did not receive any management fees from the Portfolios during the fiscal year ended August 31, 2007.
Portfolio Managers — Other Accounts Managed by the Portfolio Managers
     The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management.

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based*
	Registered Investment		Other Pooled				Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts		Companies		Investment Vehicles		Other Accounts
Name of Portfolio	Number	Assets	Number	Assets	Number	Assets	Number	Assets	Number	Assets	Number	Assets
Manager**	of Accounts	Managed	of Accounts	Managed	of Accounts	Managed	of Accounts	Managed	of Accounts	Managed	of Accounts	Managed
Mark Carhart	6	$7.9 bil	45	$33.9 bil	126	$66.6 bil	None	None	45	$33.9 bil	126	$66.6 bil
Ray Iwanowski	6	$7.9 bil	45	$33.9 bil	126	$66.6 bil	None	None	45	$33.9 bil	126	$66.6 bil
Katinka Domotorffy	6	$7.9 bil	45	$33.9 bil	126	$66.6 bil	None	None	45	$33.9 bil	126	$66.6 bil

*	This information is as of August 31, 2007.

**	Mr. Carhart, Mr. Iwanowski and Ms. Domotorffy are all members of the Quantitative Strategies Team and are the portfolio managers for each of the Portfolios.
     Conflicts of Interest. The Investment Adviser’s portfolio managers are responsible for managing one or more of the Portfolios as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raised potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
     The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Portfolios have adopted policies limiting the circumstances under which cross-trades may be effected between a Portfolio and another client account. The

Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Portfolio’s investments and the investments of other accounts, see “Potential Conflicts of Interest - Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”
Portfolio Managers — Compensation
     Quantitative Strategies Team’s Base Salary and Performance Bonus. The Investment Adviser’s Quantitative Strategies team (the “QS Team compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the QS Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the QS Team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the team’s performance exceeded performance benchmarks over one-year and three-year periods (for Portfolio specific benchmarks please see below); (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.
     Each Portfolio has the following three benchmarks: (1) the S&P 500® Index, (2) the MSCI® EAFE® Index (net of withholding), and (3) the Lehman Brothers Aggregate Bond Index.
     Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
     Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity- based award) that is linked to Goldman Sachs’ overall financial performance.
Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Portfolios They Manage
     As the Portfolios commenced investment operations on September 5, 2007, none of the Portfolios’ portfolio managers owned securities issued by the Portfolios during the fiscal year ended August 31, 2007.
Distributor and Transfer Agent
     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of shares of the Portfolios pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Portfolio. Shares of the Portfolios are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Portfolios’ Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A Shares, Class R Shares and Class IR Shares of each of the Portfolios. Goldman Sachs receives a portion of the sales charge imposed on the sale of Class A Shares, and in certain cases, redemption of such Portfolio shares.
     As of the Portfolios commenced investment operations on September 5, 2007, no commissions were paid to Goldman Sachs during the fiscal year ended August 31, 2007.
     Goldman Sachs, 71 South Wacker Drive, Chicago, Illinois 60606, also serves as the Trust’s transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Portfolio to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to each Portfolio’s Institutional and Service Shares and 0.19% of average daily net assets with respect to each Portfolio’s Class A Shares, Class R Shares and Class IR Shares.
     As the Portfolios commenced investment operations on September 5, 2007, no transfer agency fees were paid to Goldman Sachs during the fiscal year ended August 31, 2007.
     The distribution and transfer agency agreements discussed above each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder to the Portfolios are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.
Expenses
     The Trust, on behalf of each Portfolio, is responsible for the payment of each Portfolio’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Service Organizations, the fees and expenses payable to the Trust’s custodian and sub-custodians, transfer agent fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Portfolios, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs and its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Portfolio pursuant to its distribution and service plans, compensation and expenses of its non- interested Trustees, the fees and expenses of pricing services and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan, or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Portfolio expenses are borne on a non-class specific basis.
     The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Portfolio or Underlying Fund, which would have the effect of lowering that Portfolio or Underlying Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
     As the Portfolios commenced investment operations on September 5, 2007, the Portfolios did not incur any “Other Expenses” during the fiscal year ended August 31, 2007.

     Fees and expenses borne by the Portfolios relating to legal counsel, registering shares of a Portfolio, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Portfolio may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Portfolio’s custodian.
Portfolio Distributor
     As the Portfolios commenced investment operations on September 5, 2007, GSAM did not earn any fees under the principal underwriting contract with respect to the Portfolios, or earn or retain any deferred sales charges paid upon redemptions of the Portfolios’ shares, for the fiscal years ended August 31, 2007, August 31, 2006 or August 31, 2005.
Sales Charges
     As the Portfolios commenced investment operations on September 5, 2007, GSAM and its affiliates did not earn or retain any deferred sales charges with respect to the Portfolios during the fiscal year ended August 31, 2007.
Securities Lending
     As the Portfolios commenced investment operations on September 5, 2007, no compensation was paid to the Portfolios’ lending agent for the fiscal year ended August 31, 2007.
Reimbursement
     As the Portfolios commenced investment operations on September 5, 2007, the Portfolios did not incur any management fees or “Other Expenses” during the fiscal year ended August 31, 2007.
Custodian and Sub-Custodians
     State Street, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the Trust’s portfolio securities and cash. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.
Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the Portfolios’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepares the Portfolios’ federal and state tax returns, and provides assistance on certain non-audit matters.
POTENTIAL CONFLICTS OF INTEREST
Summary
     The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, investment adviser, financer, advisor, market maker, proprietary trader, prime broker, lender and agent, and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the Portfolios and the Underlying Funds (for purposes of this entire section “Funds”) invest. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Adviser, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Funds, are engaged in businesses and have interests other than that of managing the Funds. The Funds will not be entitled to compensation related to such businesses. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and their service providers. Such additional businesses and interests may give rise to potential conflicts of interest. The following is a brief summary description of certain of these potential conflicts of interest:
•	While the Investment Adviser will make decisions for the Funds in accordance with its obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Adviser than they would have been had other decisions been made which also might have been appropriate for the Funds.
•	Goldman Sachs, its sales personnel and other financial service providers may have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds.
•	While the allocation of investment opportunities among Goldman Sachs, the Funds and other funds and accounts managed by Goldman Sachs may raise potential conflicts because of financial or other interests of Goldman Sachs or its personnel, the Investment Adviser will allocate investment opportunities and make purchase and sale decisions in its sole discretion in a manner that the Investment Adviser considers to be reasonable and consistent with its fiduciary obligation to the Funds and the other funds and accounts.
•	The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/or principal underwriting services provided.
•	The Investment Adviser will give advice to and make investment decisions for the Funds as it believes is in the fiduciary interests of the Funds. Advice given to the Funds or investment decisions made for the Funds may differ from, and may conflict with, advice given or investment decisions made for Goldman Sachs or other funds or accounts. For example, other funds or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Fund has taken, or will take, a long position. Actions taken with respect to Goldman Sachs or other funds or accounts may adversely impact the Funds, and actions taken by the Funds may benefit Goldman Sachs or other funds or accounts.
•	The Investment Adviser may buy for the Fund securities or obligations of issuers in which Goldman Sachs or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Fund. For example, the Fund may invest in debt securities of an issuer at the same time that Goldman Sachs or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by Goldman Sachs (including the Investment Adviser) relating to what actions to be taken may also raise conflicts of interests and Goldman Sachs may take actions for certain accounts that have negative impacts on other advisory accounts.
•	Goldman Sachs’ personnel may have varying levels of economic and other interests in accounts or products promoted or managed by such personnel as compared to other accounts or products promoted or managed by them.
•	Goldman Sachs will be under no obligation to provide to the Investment Adviser, or effect transactions on behalf of the Funds or other accounts managed by the Investment Adviser, based on any market or other information, analysis, technical models or research in its possession. Goldman Sachs may have information material to the management of the Funds and may be prevented by internal policies or by the terms of the ethical wall that separates Goldman Sachs from the Investment Adviser from sharing that information with relevant personnel of the Investment Adviser.
•	To the extent permitted by applicable law, the Funds may enter into transactions in which Goldman Sachs acts as principal, or in which Goldman Sachs acts on behalf of the Funds and the other parties to such transactions. Goldman Sachs will have potentially conflicting interests in connection with such transactions.

•	Goldman Sachs may act as broker, dealer, agent, lender or otherwise for the Funds and will retain all commissions, fees and other compensation in connection therewith.
•	Securities traded for the Funds may, but are not required to, be aggregated with trades for other funds or may operate on some occasions to the disadvantage of the Funds. When transactions are aggregated but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation Sachs may act as broker, dealer, agent, lender or otherwise for the Funds.
•	Products and services received by the Investment Adviser or its affiliates from brokers in connection with brokerage services provided to the Funds and other funds or accounts managed by Goldman Sachs may disproportionately benefit other of such funds and accounts based on the relative amounts of brokerage services provided to the Funds and such other funds and accounts.
•	While the Investment Adviser will make proxy voting decisions as it believes appropriate under its fiduciary duties to the Funds and in accordance with the Investment Adviser’s policies designed to help avoid conflicts of interest, proxy voting decisions made by the Investment Adviser with respect to a Fund’s portfolio securities may also favor the interests of other clients or businesses of other divisions or units of Goldman Sachs.
•	Regulatory restrictions (including relating to the aggregation of positions among different funds and accounts) and internal Goldman Sachs policies may restrict investment activities of the Funds. Information held by Goldman Sachs could have the effect of restricting investment activities of the Funds.
Prospective investors should carefully review the following section of this document which more fully describes these and other potential conflicts of interest presented by Goldman Sachs’ other businesses and interests.
     As a registered investment adviser under the Advisers Act, the Investment Adviser is required to file a Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding the Investment Adviser. A copy of Part 1 of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities
     Goldman Sachs’ Other Activities May Have an Impact on the Funds
     The Investment Adviser makes decisions for the Funds in accordance with its obligations as the Investment Adviser of the Funds. However, Goldman Sachs’ other activities may have a negative effect on the Funds. As a result of the various activities and interests of Goldman Sachs as described in the first paragraph under “Summary” above, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has other direct or indirect interests. In addition, while the Investment Adviser will make decisions for the Funds in accordance with its obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Adviser for the Funds than they would have been had other decisions been made which also might have been appropriate for the Funds.
     Goldman Sachs conducts extensive broker-dealer, banking and other activities around the world and operates a business known as Goldman Sachs Security Services (“GSS”) which provides prime brokerage, administrative and other services to clients which may involve funds, markets and securities in which the Funds invest. These businesses will give GSS and many other parts of Goldman Sachs broad access to the current status of certain markets, investments and funds and detailed knowledge about fund operators. In addition, with respect to advisory account that invests in funds, given Goldman Sachs’ scale of activity in the prime brokerage market, it is likely that Goldman Sachs will act as a prime broker to one or more funds in which such advisory account may invest, in which case Goldman Sachs will have direct knowledge concerning the investments and transactions of such funds. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of Goldman Sachs may be in possession of information in respect of markets, investments and funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. Goldman Sachs will be under no duty to make any such information available to the Funds or personnel of the Investment Adviser making investment decisions on behalf of the Funds. In general, personnel of the Investment Adviser making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other Goldman Sachs personnel.
     Goldman Sachs’ Financial and Other Interests and Relationships May Incentivize Goldman Sachs to Promote the Sale of Fund Shares
     Goldman Sachs, its personnel and other financial service providers, have interests in promoting sales of the Funds. With respect to both Goldman Sachs and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered. Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. Goldman Sachs and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
     Conflicts may arise in relation to sales-related incentives. Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Funds than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that Goldman Sachs may pay a portion of its advisory fee to the unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Goldman Sachs and its personnel to recommend the Funds over other accounts or products managed by unaffiliated investment advisers or to effect transactions differently in the Funds as compared to other accounts or products.
     Goldman Sachs may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from Goldman Sachs or the Funds in connection with the distribution of shares in the Funds or other Goldman Sachs products. For example, Goldman Sachs may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Investment Adviser. Goldman Sachs may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations allows Goldman Sachs to participate in these conferences and educational forums and helps Goldman Sachs interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Goldman Sachs’ personnel, including employees of Goldman Sachs, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, Goldman Sachs, including the Investment Adviser, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Goldman Sachs’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions. Goldman Sachs may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations allows Goldman Sachs to participate in these conferences and educational forums and helps Goldman Sachs interact with conference participants and develop an understanding of the points of view and challenges of the conference participants. In addition, Goldman Sachs personnel, including employees of the Investment Adviser, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds or distribute the Funds. In addition, Goldman Sachs, including the Investment Adviser, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Goldman Sachs may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds or certain portfolio transactions.
     To the extent permitted by applicable law, Goldman Sachs may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds, Client/GS Accounts (defined below) and other products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs rather than a separately identified charge to the Funds, Client/GS Accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds, Client/GS Accounts and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds, Client/GS Accounts and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by Goldman Sachs may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products.
     The payments made by Goldman Sachs may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
     Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts
     Goldman Sachs has potential conflicts in connection with the allocation of investments or transaction decisions for the Funds, including in situations in which Goldman Sachs or its personnel (including personnel of the Investment Adviser) have interests. For example, the Funds may be competing for investment opportunities with current or future accounts or funds managed or advised by Goldman Sachs (including the Investment Adviser). These accounts or funds may provide greater fees or other compensation (including performance based fees) to Goldman Sachs (including the Investment Adviser) or in which Goldman Sachs (including the Investment Adviser) or its personnel have an interest (collectively, the “Client/GS Accounts”).
     Goldman Sachs may manage or advise Client/GS Accounts that have investment objectives that are similar to those of the Funds and/or may seek to make investments in securities or other instruments in which the Funds may invest. This will create potential conflicts and potential differences among the Funds and other Client/GS Accounts, particularly where there is limited availability or limited liquidity for those investments. Such limited availability situations may exist, without limitation, in local and emerging markets, regulated industries, research and development trades, relative value or paired trades, IPO/new issues and limited issues. The Investment Adviser has developed policies and procedures that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other Client/GS Accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each Client/GS Account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.
     The Investment Adviser will make allocation-related decisions for the Funds and other Client/GS Accounts with reference to numerous factors that may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies; (iii) client-specific investment guidelines and restrictions; (iv) fully directed brokerage accounts; (v) tax sensitivity of accounts; (vi) suitability requirements; (vii) account turnover guidelines; (viii) availability of cash for investment; (ix) relative sizes and expected future sizes of applicable accounts; and/or (x) availability of other investment opportunities. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii)

concentration of positions in an account; (iii) appropriateness of a security for the benchmark of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security the Investment Adviser believes to be attractive for an account but that for some reason cannot be held in the account; (vi) the need to hedge a short position in a pair trade; and/or (vii) the need to give a subset of accounts exposure to an industry. In addition to allocations of limited availability investments, the Investment Adviser may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be allocated among all accounts (including the Fund) or pro rata, even if the strategy is consistent with objectives of all accounts. The Investment Adviser may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as the Investment Adviser deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account. As a result, such a strategy may be allocated to some accounts managed by the Investment Adviser and not to others.
     Although allocating orders among the Funds and other Client/GS Accounts may create potential conflicts of interest because of the interests of Goldman Sachs or its personnel or because Goldman Sachs may receive greater fees or compensation from one of the Client/GS Account’s allocations, the Investment Adviser will not make allocation decisions based on such interests or greater fees or compensation.
     Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of the above, the Investment Adviser may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Client/GS Accounts or for itself or an affiliate, but not for the Funds, or are appropriate for, or available to, the Funds but in different sizes, terms or timing than is appropriate for other Client/GS Accounts, or may determine not to allocate to or purchase or sell for Client/GS Accounts all investment transactions for which Client/GS Accounts may be eligible. Therefore, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts.
     The Investment Adviser and/or its affiliates manage accounts of clients of Goldman Sachs’ Private Wealth Management (“PWM”) business. Such PWM clients receive advice from Goldman Sachs by means of separate accounts (“PWM Separate Accounts”). With respect to the Funds, the Investment Adviser may follow a strategy that is expected to be similar over time to that delivered by the PWM Separate Accounts. Each of the Funds and the PWM Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither the Investment Adviser (in the case of the Funds) nor its affiliates (in the case of PWM Separate Accounts), will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the PWM Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.
Other Potential Conflicts Relating to the Management of the Funds by the Investment Adviser
     Potential Restrictions and Issues Relating to Information Held by Goldman Sachs
     From time to time and subject to the Investment Adviser’s policies and procedures regarding information barriers, the Investment Adviser may consult with personnel in other areas of Goldman Sachs, or with persons unaffiliated with Goldman Sachs, or may form investment policy committees comprised of such personnel. The performance by such persons of obligations related to their consultation with personnel of the Investment Adviser could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Investment Adviser, such persons may receive information regarding the Investment Adviser’s proposed investment activities of the Funds that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.

     The Investment Adviser makes decisions for the Funds based on the Funds’ investment programs. The Investment Adviser from time to time may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel. Goldman Sachs will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models.
     In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Funds any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities. Goldman Sachs and certain of its personnel, including the Investment Adviser’s personnel or other Goldman Sachs personnel advising or otherwise providing services to the Funds, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Funds.
     From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Funds to buy and sell investments. The investment flexibility of the Funds may be constrained as a consequence. The Investment Adviser generally is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds.
Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities On Behalf of Other Accounts
     The results of the investment activities of the Funds may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other Client/GS Accounts. The Investment Adviser will manage the Funds and the other Client/GS Accounts it manages in accordance with its respective investment objectives and guidelines. However, Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Accounts that may compete or conflict with the advice the Investment Adviser may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.
     Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Funds. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and Goldman Sachs or Client/GS Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and Goldman Sachs or other Client/GS Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment.
     In addition, transactions in investments by one or more Client/GS Accounts and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. This may occur when portfolio decisions regarding a Fund are based on research or other information that is also used to support portfolio decisions for other Client/GS Accounts. When Goldman Sachs or a Client/GS Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Funds (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Goldman Sachs may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/GS Accounts, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
     Conflicts may also arise because portfolio decisions regarding a Fund may benefit other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or other Client/GS Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) Goldman Sachs or other Client/GS Accounts.

     As noted above, the Investment Adviser may, but is not required to, aggregate purchase or sale orders for the Fund with trades for other funds or accounts managed by Goldman Sachs, including Client/GS Accounts. When orders are aggregated for execution, it is possible that GS and GS employee interests will receive benefits from such transactions, even in limited capacity situations. While the Investment Adviser maintains policies and procedures that it believes are reasonably designed to deal with conflicts of interest that may arise in certain situations when purchase or sale orders for the Funds are aggregated for execution with orders for Client/GS Accounts, in some cases the Investment Adviser will make allocations to accounts in which Goldman Sachs and/or employees have an interest, the Investment Adviser can provide more information upon request.
     The Investment Adviser has established a trade sequencing and rotation policy for certain U.S. equity client accounts (including the Funds) and “wrap fee” accounts. The Investment Adviser does not generally aggregate trades on behalf of wrap fee accounts at the present time. “Wrap fees” usually cover execution costs only when trades are placed with the sponsor of the account. Trades through different sponsors are generally not aggregated. The Investment Adviser currently utilizes an asset-based trade sequencing and rotation policy for determining the order in which trades for institutional and wrap accounts are placed. Given current asset levels, the Investment Adviser’s trade sequencing and rotation policy provides that wrap accounts trade ahead of other accounts, including the Fund, 10% of the time. Other accounts, including the Funds, currently trade before wrap accounts 90% of the time. This is reflected in a ten-week trade rotation schedule. The Investment Adviser may deviate from the rotation schedule under certain circumstances. These include situations, for example, where in the Investment Adviser’s view it is not practical for the wrap fee accounts to participate in certain types of trades or when there are unusually long delays in a given wrap sponsor’s execution of a particular trade. In addition, a portfolio management team may provide instructions simultaneously regarding the placement of a trade in lieu of the rotation schedule if the trade represents a relatively small proportion of the average daily trading volume of the relevant security.
     The directors, officers and employees of Goldman Sachs, including the Investment Adviser, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Goldman Sachs, including the Investment Adviser). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and monitoring procedures relating to certain personal securities transactions by personnel of the Investment Adviser which the Investment Adviser deems to involve potential conflicts involving such personnel, Client/GS Accounts managed by the Investment Adviser and the Funds. The Codes of Ethics require that personnel of the Investment Adviser comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which the Investment Adviser is subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.
     Clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Investment Adviser’s transactions or views which may affect such clients’ transactions outside of accounts controlled by personnel of the Investment Adviser, and such transactions may negatively impact the performance of the Funds. The Funds may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases of capital in, and withdrawals of capital from, other Client/GS Accounts. These effects can be more pronounced in thinly traded and less liquid markets.
     The Investment Adviser’s management of the Funds may benefit Goldman Sachs. For example, the Funds may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with Goldman Sachs or which Goldman Sachs has an equity, debt or other interest. In addition, to the extent permitted by applicable law, the Funds may engage in investment transactions which may result in other Client/GS Accounts being relieved of obligations or otherwise divesting of investments or cause the Funds to have to divest certain investments. The purchase, holding and sale of investments by the Funds may enhance the profitability of Goldman Sachs’ or other Client/GS Accounts’ own investments in and its activities with respect to such companies.

     Goldman Sachs and one or more Client/GS Accounts (including the Funds) may also invest in different classes of securities of the same issuer. As a result, one or more Client/GS Accounts may pursue or enforce rights with respect to a particular issuer in which the Fund has invested, and those activities may have an adverse effect on the Funds. For example, if a Client/GS Account holds debt securities of an issuer and the Fund holds equity securities of the same issuer, if the issuer experiences financial or operations challenges, the Client/GS Account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. The Fund may be negatively impacted by Goldman Sachs’ and other Client/GS Accounts’ activities, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Goldman Sachs and other Client/GS Accounts not pursued a particular course of action with respect to the issuer of the securities. In addition, in certain instances personnel of the Investment Adviser may obtain information about the issuer that would be material to the management of other Client/GS Accounts which could limit the ability of personnel of the Investment Adviser to buy or sell securities of the issuer on behalf of the Funds.
     Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Funds or with respect to underlying securities, currencies or instruments of the Funds, or which may be otherwise based on the performance of the Funds. In addition, to the extent permitted by applicable law, Goldman Sachs (including its personnel or Client/GS Accounts) may invest in the Funds, may hedge its derivative positions by buying or selling shares of the Funds, and reserves the right to redeem some or all of its investments at any time. These investments and redemptions may be significant and may be made without notice to the shareholders. The structure or other characteristics of the derivative instruments may have an adverse effect on the Funds. For example, the derivative instruments could represent leveraged investments in the Funds, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Funds more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management and positions, flexibility and diversification strategies of the Funds and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Funds.
     Potential Conflicts in Connection with Investments in Goldman Sachs Money Market Funds
     To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund advised or managed by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in a Fund bearing some additional expenses.
     Goldman Sachs May In-Source or Outsource
     Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than Investment Adviser to the Funds
     To the extent permitted by applicable law, the Funds may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which Goldman Sachs acting as principal or on a proprietary basis for its customers, serves as the counterparty. The Funds may also enter into cross transactions in which Goldman Sachs acts on behalf of the Fund and for the other party to the transaction. Goldman Sachs may have a potentially conflicting division of responsibilities to both parties to a cross transaction. For example, Goldman Sachs may represent both a Fund and another Client/GS Account in connection with the purchase of a security by the Fund, and Goldman Sachs may receive compensation or other payments from either or both parties, which could influence the decision of Goldman Sachs to cause the Fund to purchase such security. The Funds may engage in principal or cross transactions to the extent permitted by applicable law.
     Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Funds. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel. The Funds may, to the extent permitted by applicable law, borrow funds from Goldman Sachs at rates and on other terms arranged with Goldman Sachs.
     Goldman Sachs may be entitled to compensation when it acts in capacities other than as the Investment Adviser, and the Funds will not be entitled to any such compensation. For example, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.
     When Goldman Sachs acts as broker, dealer, agent, lender or advisor or in other commercial capacities in relation to the Funds, Goldman Sachs may take commercial steps in its own interests, which may have an adverse effect on the Funds. For example, in connection with lending arrangements involving the Funds, Goldman Sachs may require repayment of all or part of a loan at any time or from time to time.
     The Funds will be required to establish business relationships with their counterparties based on their own credit standing. Goldman Sachs, including the Investment Adviser, will not have any obligation to allow its credit to be used in connection with the Funds’ establishment of their business relationships, nor is it expected that the Funds’ counterparties will rely on the credit of Goldman Sachs in evaluating the Funds’ creditworthiness.
Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting
     To the extent permitted by applicable law, purchases and sales of securities for a Fund may be bunched or aggregated with orders for other Client/GS Accounts. The Investment Adviser and its affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.
     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. Time zone differences, separate trading desks or portfolio management processes in a global organization may, among other factors, result in separate, non-aggregated executions.
     The Investment Adviser may select brokers (including, without limitation, affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, other Client/GS Accounts or their affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other Client/GS Accounts, including in connection with Client/GS Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other Client/GS Accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other Client/GS Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other Client/GS Accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.
     The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in its investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.
     The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with the Investment Adviser’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates provided that the Investment Adviser believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “Proxy Voting.”
Potential Regulatory Restrictions on Investment Adviser Activity
     From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Goldman Sachs would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger the Investment Adviser’s investment advisory business and Goldman Sachs’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs personnel are directors or officers of the issuer.
     The investment activities of Goldman Sachs for its proprietary accounts and for Client/GS Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Goldman Sachs, the Funds or other Client/GS Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Adviser on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deems it appropriate.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     The Investment Adviser is responsible with respect to the Portfolios (and the particular investment adviser is responsible with respect to the Underlying Funds) for decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     The portfolio transactions for the Underlying Fixed Income Funds are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with an Underlying Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates.
     In placing orders for portfolio securities of an Underlying Fund, the Underlying Funds’ investment advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an investment adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Underlying Fund may pay a broker that provides brokerage and research services an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Underlying Funds’ investment advisers generally seek reasonably competitive spreads or commissions, an Underlying Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the investment advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of an Underlying Fund, the investment advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products, including quotation equipment and computer related programs; research and advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the investment advisers in the performance of their decision-making responsibilities.
     Such services are used by the investment advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for an Underlying Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be far larger than those of an Underlying Fund, and the services furnished by such brokers may be used by the investment advisers in providing management services for the Trust. An investment adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which an investment adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to an investment adviser. An investment adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations- even as to the portion that would be eligible if accounted for separately.
     The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which an investment adviser does business. Participating in commission sharing and client commission arrangements may enable an investment adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. Each investment adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the investment adviser might not be provided access to absent such arrangements.
     On occasions when an Underlying Fund’s investment adviser deems the purchase or sale of a security to be in the best interest of an Underlying Fund as well as its other customers (including any other fund or other investment company or advisory account for which such investment adviser acts as investment adviser or sub-investment adviser), the investment adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Underlying Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the investment adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Underlying Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for an Underlying Fund.
     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.
     Certain Underlying Funds participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Underlying Fund portfolio transactions to the particular Underlying Fund from which the commissions were generated. The rebated commissions are treated as realized capital gains of the Underlying Funds.
     Subject to the above considerations, the Underlying Funds’ investment advisers may use Goldman Sachs or an affiliate as a broker for an Underlying Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect any securities or futures transactions for an Underlying Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.
     The amount of brokerage commissions paid by the Underlying Funds may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. As the Portfolios commenced investment operations on September 5, 2007, no brokerage commissions were paid to GSAM or a brokerage affiliate of the Investment Advisor as of August 31, 2007.
     As the Portfolios commenced investment operations on September 5, 2007, the Portfolios did not own any securities issued by their regular broker-dealers or other entities that may be deemed affiliates (as defined in Rule 10b-1 under the Act) as of August 31, 2007.
NET ASSET VALUE
     In accordance with procedures adopted by the Trustees, the net asset value per share of each class of each Portfolio is calculated by determining the value of the net assets attributed to each class of that Portfolio and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.
     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Portfolio’s official closing net asset value (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
     In determining the net asset value of a Portfolio, the net asset value of the Underlying Funds’ shares held by the Portfolio will be their net asset value at the time of computation. Portfolio securities of the Underlying Funds for which accurate market quotations are available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on National Association of Securities Dealers Automated Quotations (“NASDAQ”) will be valued at the last sale price, or the official closing price, on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Underlying Fund’s net asset value, the securities will be valued at the last sale price or official closing price or, if not available, at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) hereof, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Interactive Data Corp., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed income securities for which accurate market quotations are not readily available are valued by the investment adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e. matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the particular investment adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.
     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank or pricing service. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.
     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Underlying Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Funds’ investments are valued based on market quotations which may be furnished by a pricing service or provided by securities dealers or, in the case of foreign equity securities, prices provided by an independent fair value service. For Underlying Funds that invest a significant portion of assets in foreign equity securities, fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Underlying Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date. If market quotations or independent information is not readily available, or if the Investment Adviser believes that such quotations or prices do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. In providing the Funds’ daily fair valuations for such securities, an independent service will take into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depository receipts, futures contracts and foreign currency exchange rates. The use of an independent service and fair valuation involve the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

     The proceeds received by each Portfolio and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio or particular series and constitute the underlying assets of that Portfolio or series. The underlying assets of each Portfolio or particular series will be segregated on the books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Portfolios and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Portfolios or series except where allocations of expenses can otherwise be fairly made.
     The Trust has adopted a policy to handle certain NAV related errors occurring in the operation of the Portfolios and Underlying Funds, and under certain circumstances neither the Portfolios and Underlying Funds nor shareholders who purchase or sell shares during periods that errors accrue or occur may be recompensed in connection with the resolution of the error.
SHARES OF THE TRUST
     Each Portfolio is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify the shares of the Portfolios into one or more classes of shares. As of the date of this SAI, the Trustees have authorized the issuance of five classes of shares in each Portfolio: Institutional Shares, Service Shares, Class A Shares, Class R Shares and Class IR Shares. Additional series and classes may be added in the future.
     Each Institutional Share, Service Share, Class A Share, Class R Share and Class IR Share of a Portfolio represents a proportionate interest in the assets belonging to the applicable class of the Portfolio. All expenses of a Portfolio are borne at the same rate fees under the Service and Administration Plans are borne exclusively by Class R Shares, fees under the Distribution and Service Plan are borne exclusively by Class A or Class R Shares, and transfer agency fees and expenses may be borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectuses and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed in the Portfolios’ Prospectuses.
     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Portfolio under a Plan for services provided to the institution’s customers.
     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to Service Shares.
     Class R and Class IR Shares are sold at net asset value without a sales charge. As noted in the Prospectus, Class R and Class IR Shares are not sold directly to the public. Instead, Class R and Class IR Shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class R and Class IR Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Funds. Class R Shares are not available to traditional and Roth Individual Retirement Accounts (IRAs), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. Participant in a Retirement Plan should contact their Retirement Plan service provider for information regarding purchases, sales and exchanges of Class R and Class IR Shares. Class R Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to .50% of the average daily net assets attributable to Class R Shares.

     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of FINRA and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Portfolios bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.
     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A, Class R and Class IR Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Portfolio. Dividends paid by each Portfolio, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.
     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.
     When issued for the consideration described in the Portfolio’s Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer, servicing or similar agent charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Portfolio available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem Shares for any reason under terms set by the Trustees.
     In the interest of economy and convenience, the Trust does not issue certificates representing the Portfolios’ shares. Instead, the transfer agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Portfolio shares and any dividends and distributions paid by the Portfolios are reflected in account statements from the transfer agent.
     The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect to assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.
     The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.
     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class, but may have no power or authority with respect to any other series or class.
Shareholder and Trustee Liability
     Under Delaware law, the shareholders of the Portfolios are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Errors and Corrective Actions
     The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund, or correction of any erroneous NAV, compensation to a Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances.
Principal Holders of Securities
As of December 31, 2007, the following shareholders were shown in the Trust’s records as owning more than 5% of any class of a Portfolio’s shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Portfolio’s shares:
Retirement Strategies 2010 Portfolio: Institutional Shares, Goldman Sachs Seed Account, 701 Mount Lucas Road, Princeton, NJ 08540-1911 (99.98%).
Retirement Strategies 2015 Portfolio: Institutional Shares, Goldman Sachs Seed Account, 701 Mount Lucas Road, Princeton, NJ 08540-1911 (100%).
Retirement Strategies 2020 Portfolio: Institutional Shares, Goldman Sachs Seed Account, 701 Mount Lucas Road, Princeton, NJ 08540-1911 (100%).
Retirement Strategies 2030 Portfolio: Institutional Shares, Goldman Sachs Seed Account, 701 Mount Lucas Road, Princeton, NJ 08540-1911 (100%).
Retirement Strategies 2040 Portfolio: Institutional Shares, Goldman Sachs Seed Account, 701 Mount Lucas Road, Princeton, NJ 08540-1911 (100%).
Retirement Strategies 2050 Portfolio: Institutional Shares, Goldman Sachs Seed Account, 701 Mount Lucas Road, Princeton, NJ 08540-1911 (99.87%).
The Goldman Sachs Group, Inc., a Delaware corporation with a principal address of 85 Broad Street, New York, NY 10004, has provided, through Goldman Sachs Seed Account, an initial investment in each Portfolio. For so long as this investment represents a greater than 25% interest in a Portfolio, The Goldman Sachs Group, Inc. and Goldman Sachs Seed Account will be considered “control persons” of the Portfolio for purposes of the 1940 Act. For so long as The Goldman Sachs Group, Inc. or the Goldman Sachs Seed Account are control persons, in the event of a proxy affecting a Portfolio, The Goldman Sachs Group, Inc. or the Goldman Sachs Seed Account will either mirror vote its shares or seek the advice of an independent proxy voting agent.
TAXATION
     The following is only a summary of certain additional U.S. federal income tax considerations generally affecting each Portfolio, the Underlying Funds and the purchase, ownership and disposition of shares that are not described in the Prospectuses. The discussions below and in the Prospectuses are not intended as substitutes for careful tax planning. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Portfolio. The summary is based on the laws in effect on the date of this SAI, which are subject to change.
Fund Taxation
     Each Portfolio and each Underlying Fund is a separate taxable entity. Each of the Portfolios and the Underlying Funds has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code.
     There are certain tax requirements that each Portfolio and Underlying Fund must follow if it is to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio and Underlying Fund (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from certain publicly traded partnerships, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) diversify its holdings so that in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.
     For purposes of the 90% gross income test, income that a Portfolio or a Fund earns from equity interests in certain entities that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts), other than certain publicly traded partnerships, will generally have the same character for the Portfolio or Fund as in the hands of such an entity; consequently, a Portfolio or Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Portfolio or Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities held or anticipated to be acquired by a Portfolio or Fund may not qualify as “directly-related” under these tests.
     If a Portfolio or Fund complies with the foregoing provisions, then in any taxable year in which such Portfolio or Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Portfolio or Fund (but not its shareholders) will be relieved of U.S. federal income tax on any income of the Portfolio or Fund, including long-term capital gains, distributed to shareholders. If, instead, a Portfolio or Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of shares that should be treated as such distributions – there can be no assurance that each Portfolio and Underlying Fund will avoid corporate-level tax in each year.
     Each Portfolio and each Underlying Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Structured International Equity, Structured Emerging Markets Equity, Structured International Small Cap Global Income or Emerging Markets Debt Funds and may therefore make it more difficult for such an Underlying Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Portfolio and each Underlying Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Portfolio or Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates without any deduction for dividends paid, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
     In order to avoid a 4% federal excise tax, each Portfolio and each Underlying Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Portfolio or Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Portfolio or Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Portfolio, as if paid on December 31 of the year declared. Each Portfolio and Underlying Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.
     For federal income tax purposes, each Portfolio or Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. The Portfolios do not currently have any capital loss carryforwards for U.S. federal tax purposes.

     Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocations among Underlying Funds, could result in net gains. Further, a Portfolio will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund. As a result, the amount, timing and character of distributions to shareholders could be affected.
     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by an Underlying Fund will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require an Underlying Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by an Underlying Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Underlying Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of an Underlying Fund’s distributions to shareholders. The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, caps and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, an Underlying Fund may therefore be required to limit its investments in such transactions and it is also possible that the Internal Revenue Service may not agree with an Underlying Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the Internal Revenue Service that could affect the timing, character and amount of a n Underlying Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to an Underlying Fund to mitigate some of the unfavorable consequences described in this paragraph.
     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by an Underlying Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed an Underlying Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of an Underlying Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.
     An Underlying Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if an Underlying Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, to maintain its qualification as a regulated investment company and to avoid federal income or excise taxes, the Underlying Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.
     Investments in lower-rated securities may present special tax issues for an Underlying Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when an Underlying Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income;

and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by an Underlying Fund, in the event it invests in such securities, so as to seek to eliminate or minimize any adverse tax consequences.
     If, as may occur for certain of the Underlying Funds, more than 50% of an Underlying Fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Underlying Fund may file an election with the Internal Revenue Service (the “IRS”) pursuant to which shareholders of the Underlying Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Underlying Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.
     If an Underlying Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by an Underlying Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.
     While a Portfolio will be able to deduct the foreign taxes that it will be treated as receiving from an Underlying Fund if the election is made, the Portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Portfolio will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Funds, while persons who invest directly in such Underlying Funds may have that option.
     If an Underlying Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Underlying Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. The Underlying Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Underlying Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.
     If an Underlying Fund invests in certain REITs or in REMIC residual interests, a portion of the Underlying Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on an Underlying Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.
Taxable U.S. Shareholders — Distributions
     For U.S. federal income tax purposes, distributions by a Portfolio, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.
     In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by the Underlying Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Portfolio shares for at least 61 days during the

121-day period beginning 60 days before the Portfolio’s ex-dividend date and the Underlying Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of a Portfolio’s distributions that otherwise qualify for these lower rates may be reduced as a result of an Underlying Fund’s securities lending activities or a high portfolio turnover rate.
     Distributions designated as derived from a Portfolio’s dividend income, if any, that would be eligible for the dividends received deduction if such Portfolio were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of an Underlying Fund’s securities lending activities or a high portfolio turnover rate. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce such shareholder’s tax basis in its shares of a Portfolio.
     Capital gain dividends (i.e., dividends from net capital gain), if designated as such in a written notice to shareholders mailed not later than 60 days after a Portfolio’s taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. The maximum long-term capital gains rate currently applicable to individual shareholders is 15%. Distributions, if any, that are in excess of a Portfolio’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.
     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
Taxable U.S. Shareholders — Sale of Shares
     When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Portfolio shares is properly treated as a sale for tax purposes, as is assumed in this discussion.
     Certain special tax rules may apply to a shareholder’s capital gains or losses on Portfolio shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Portfolio will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Backup Withholding
     Each Portfolio may be required to withhold, as “backup withholding,” federal income tax at a 28% rate from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish the Portfolio with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the IRS or a broker notifies the Portfolio that the payee is subject to backup withholding as a result of failing properly to report interest or dividend income to the IRS or that the TIN furnished by the payee to the Portfolio is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Portfolio may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while the shareholder is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished. In addition, non-US shareholders will be required to provide the Portfolio with the proper IRS Form W-8 or appropriate substitute (as discussed below) in order to avail themselves of this withholding tax exemption.
Sunset of Tax Provisions
     Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% maximum long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end for taxable years beginning after December 31, 2010.
Non-U.S. Shareholders
     The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law. Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder. However, distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses), including amounts retained by a Portfolio which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.
     Under a temporary position, which was scheduled to expire for taxable years of an Underlying Fund beginning after December 31, 2007, non-U.S. shareholders generally were not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by an Underlying Fund. It is possible that Congress may extend this provision on a temporary basis. In the event of such an extension, it is expected that the Underlying Funds will generally make designation of short-term gains, to the extent permitted, but the Underlying Funds do not intend to make designations of any distributions attributable to interest income. As a result, U.S. tax withholding would apply to distributions attributable to interest income, dividends and other investment income earned by an Underlying Fund and, would also apply to distributions of short-term gains, unless Congress extends the above provision.
     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Portfolio will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.
     Non-U.S. persons who fail to furnish a Portfolio with the proper IRS Form W-8 (i.e., W-8 BEN, W-8 ECI, W-8 IMY or W-8 EXP) or an acceptable substitute may be subject to backup withholding at a 28% rate for dividends (including on capital gain dividends) and the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to estate tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non- U.S. tax consequences of ownership of shares of and receipt of distributions from the Portfolios.
State and Local
     Each Portfolio and each Underlying Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of such a Portfolio or Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and investment in a Portfolio or Fund may have tax consequences for shareholders that are different from those of a direct investment in the securities held by a Portfolio or Fund. Shareholders should consult their own tax advisers concerning state and local tax matters.
FINANCIAL STATEMENTS
     A copy of the Portfolios’ Annual Reports (when available) may be obtained upon request and without charge by writing Goldman, Sachs & Co., 71 South Wacker Drive, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Portfolio’s Prospectus.
PROXY VOTING
     The Trust, on behalf of the Portfolios, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Portfolios. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
     Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.
     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.
     In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

     The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.
     The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.
     Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by an Underlying Fund’s managers based on their assessment of the particular transactions or other matters at issue.
     Information regarding how the Portfolios and/or the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will become available on or through the Portfolios’ and Underlying Funds’ website at http://www.goldmansachsfunds.com/funds and on the SEC’s website at http://www.sec.gov in December of the same year.
PAYMENTS TO INTERMEDIARIES
     The Investment Adviser, distributor and/or their affiliates may make payments to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Portfolios. These payments (“Additional Payments”) are made out of the Investment Adviser’s, distributor’s and/or their affiliates own assets, and are not an additional charge to the Portfolios or their shareholders. The Additional Payments are in addition to the distribution and service fees paid by the Portfolios described in the Portfolios’ Prospectus and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus.
     These Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Portfolios, which may consist of payments relating to Portfolios included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Portfolios; marketing support fees for providing assistance in promoting the sale of Portfolio shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Portfolios. In addition, the Investment Adviser, distributor and/or their affiliates may make Additional Payments (including through sub- transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Portfolios. The Additional Payments made by the Investment Adviser, distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. Furthermore, the Investment Adviser, distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. The amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements) is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. The Additional Payments are negotiated based on a range of factors, including but not limited to, ability to attract and retain assets (including particular classes of Funds’ shares), target markets, customer relationships, quality of service and industry reputation.
     For the fiscal year ended August 31, 2007, the Investment Adviser, distributor and their affiliates made Additional Payments out of their own assets to approximately 123 Intermediaries. During the fiscal year ended August 31, 2007, the Investment Adviser, Distributor and their affiliates paid to Intermediaries approximately $78.1 million in Additional Payments (excluding payments made through sub-transfer agency and networking agreements) with respect to all of the funds of the Trust (not including the Portfolios, which had not commenced operations as of that date) and all of the funds in an affiliated investment company, Goldman Sachs Variable Insurance Trust.
     The Additional Payments made by the Investment Adviser, distributor and/or their affiliates may be different for different Intermediaries and may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these Additional Payments, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Portfolios based, at least in part, on the level of compensation paid. Shareholders should contact their Authorized Dealer or other Intermediary for more information about the payments they receive and any potential conflicts of interest.
     Please contact your Intermediary if you have a question about whether your Intermediary receives the Additional Payments described above. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings
     The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Portfolio shareholders and to address the conflicts between the interests of Portfolio shareholders and its service providers. The policy provides that neither a Portfolio nor its Investment Adviser, distributor or any agent, or any employee thereof (“Portfolio Representative”) will disclose a Portfolio’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Portfolio’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Portfolio nor any Portfolio Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Portfolio Representative may provide portfolio holdings information to third parties if such information has been included in the Portfolio’s public filings with the SEC or is disclosed on the Portfolios’ publicly accessible website. Information posted on the Portfolio’s website may be separately provided to any person commencing the day after it is first published on the Portfolios’ website.
     Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Advisor’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Portfolios, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Portfolio,) only upon approval by the Portfolio’s Chief Compliance Officer, who must first determine that the Portfolio has a legitimate business purpose for doing so and check with the Portfolio transfer agent to ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates, the Portfolios’ independent registered public accounting firm, the Portfolios’ custodian, the Portfolios’ legal counsel- Dechert LLP, the Portfolios’ financial printer- Bowne and the Portfolios’ proxy voting service- ISS. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Portfolios may release non-public portfolio holdings information of the Portfolios only with the permission of Portfolio Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Portfolio seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.

     The Underlying Equity Funds currently intend to publish on the Trust’s website (http://www.goldmansachsfunds.com/funds) complete portfolio holdings for each Underlying Equity Fund as of the end of each calendar quarter subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Underlying Equity Funds intend to publish on their website month-end top ten holdings subject to a ten calendar day lag between the date of the information and the date on which the information is disclosed. The Underlying non-money market fixed income Funds currently intend to publish complete portfolio holdings on their website as of the end of each fiscal quarter, subject to a thirty calendar day lag, and to post selected holdings information monthly on a ten calendar day lag.
     Under the policy, Portfolio Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Portfolio Representatives who are authorized to disclose portfolio holdings information under the policy. As of the date of this SAI, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.
Miscellaneous
     Each Portfolio will normally redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Each Portfolio, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Portfolio at the time of redemption by a distribution in kind of securities (instead of cash) from such Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.
     The right of a shareholder to redeem shares and the date of payment by each Portfolio may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Portfolio to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Portfolio. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)
     The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.
     Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.
     As stated in the Prospectus, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations, Authorized Dealers or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

Line of Credit
     The Portfolios and the Underlying Funds each participate in a $450,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM or its affiliates. Under the most restrictive arrangement, the Portfolios and the Underlying Funds must own securities having a market value in excess of 300% of the Portfolio’s and the Underlying Fund’s total bank borrowings. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios and the Underlying Funds based on the amount of the commitment that has not been utilized. During the fiscal year ended August 31, 2007, neither the Portfolios nor the Underlying Funds had any borrowings under the facility.
OTHER INFORMATION REGARDING MAXIMUM
SALES CHARGE, PURCHASES,
REDEMPTIONS, EXCHANGES AND DIVIDENDS
(Class A Shares Only)
     The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.
Maximum Sales Charges
     Class A Shares of each Portfolio are sold with a maximum sales charge of 5.5%. Using the initial net asset value per share the maximum offering price of each Portfolio’s Class A Shares would be as follows:

	Offering Price to	Maximum Sales
Net Asset Value	Public	Charge
$10	$10.58	5.5%
     The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in a Portfolio’s Prospectus due to rounding in the calculations. For example, the sales load disclosed above and in the Portfolios’ Prospectuses is only shown to one decimal place (i.e., 5.5%). The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (e.g., 5.53%) or somewhat lesser (e.g., 5.48%) than that listed above or in the Prospectuses. Contact your financial advisor for further information.
Other Purchase Information/Sales Charge Waivers
     Class A Shares of the Portfolios may be sold at NAV without payment of any sales charge to state-sponsored 529 college savings plans. The sales charge waivers on the Portfolios’ shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.
     If shares of a Portfolio are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by a Portfolio and its transfer agent. Since the Portfolios will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Portfolio involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.
     Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Portfolio shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client’s return.
Right of Accumulation — (Class A)
     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A Shares (acquired by purchase or exchange) of a Portfolio and Class A Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 up to (but less than) $250,000). Class A Shares of the Portfolios and any other Goldman Sachs Fund purchased (i) by an individual, his spouse, his parents and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Portfolios and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A Shares of the Portfolios and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Portfolios’ shares to eligible persons; and (ii) notification to the relevant Portfolio at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A, Class B and/or Class C Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.
Statement of Intention — (Class A)
     If a shareholder anticipates purchasing at least $50,000 or more of Class A Shares of a Portfolio alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Portfolio at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his or her Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the transfer agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.
     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this SAI.
Cross-Reinvestment of Dividends and Distributions
     Shareholders may receive dividends and distributions in additional shares of the same class of the Fund in which they have invested. Alternatively, shareholders may elect to receive dividends and distributions in cash or in shares of the same class of another mutual fund sponsored by Goldman Sachs (a “Goldman Sachs Fund”). Holders of Class A shares may also elect to receive dividends and distributions in ILA Service Shares of the Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio or of the Goldman Sachs Tax-Exempt Diversified Portfolio.

Automatic Exchange Program
     A Portfolio shareholder may elect to exchange automatically a specified dollar amount of shares of the Portfolio for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Portfolio shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.
Exchanges from Collective Investment Trusts to Funds
     Each Investment Adviser manages a number of collective investment trusts that hold assets of 401(k) plans and other retirement plans (each, a “Collective Investment Trust”). An investor in a Collective Investment Trust (or an Intermediary acting on behalf of the investor) may elect to exchange some or all of the interests it holds in a Collective Investment Trust for shares of one or more of the Goldman Sachs Funds. Generally speaking, Rule 22c-1 of the Act requires a purchase order for shares of a Goldman Sachs Fund to be priced based on the current NAV of the Goldman Sachs Fund that is next calculated after receipt of the purchase order. A Goldman Sachs Fund will treat a purchase order component of an exchange from an investor in a Collective Investment Trust as being received in good order at the time it is communicated to an Intermediary or the Transfer Agent, if the amount of shares to be purchased is expressed as a percentage of the value of the investor’s interest in a designated Collective Investment Trust that it is contemporaneously redeeming (e.g., if the investor communicates a desire to exchange 100% of its interest in a Collective Investment Trust for shares of a Goldman Sachs Fund). The investor’s purchase price and the number of Goldman Sachs Fund shares it will acquire will therefore be calculated as of the pricing of the Collective Investment Trust on the day of the purchase order. Such an order will be deemed to be irrevocable as of the time the Goldman Sachs Fund’s NAV is next calculated after receipt of the purchase order. An investor should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an exchange into that Goldman Sachs Fund. For federal income tax purposes, an exchange of interests in a Collective Investment Trust for shares of a Goldman Sachs Fund may be subject to tax, and you should consult your tax adviser concerning the tax consequences of an exchange.
Systematic Withdrawal Plan
     A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Portfolio whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.
     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Portfolio at net asset value. The transfer agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A Shares. The CDSC applicable to Class A Shares redeemed under a Systematic Withdrawal Plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the transfer agent.

DISTRIBUTION AND SERVICE PLAN
(Class A and Class R Shares Only)
     As described in the Prospectus, the Trust has adopted, on behalf of Class A and Class R Shares of each Portfolio, distribution and service plans (each a “Plan”). See “Shareholder Guide – Distribution and Service Fees” in the Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act and finance distribution and other services that are provided to investors in the Portfolios and enable the Portfolios to offer investors the ability to invest in either Class A or Class R Shares when investing in the Portfolios. In addition, the distribution fees payable under the Plans may be used to assist the Portfolios in reaching and maintaining asset levels that are efficient for the Portfolio’s operations and investments.
     The Plans for each Portfolio’s Class A Shares were most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans on June 13, 2007.
     The Plans for each Portfolio’s Class R Shares were most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans on November 8, 2007.
     The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25% and 0.50% per annum of a Portfolio’s average daily net assets attributable to Class A and Class R Shares, respectively, of such Portfolio. With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution services paid under the Plans for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by FINRA.
     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A and Class R Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A and Class R Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Portfolios’ Class A and Class R Shares.
     Under each Plan, Goldman Sachs, as distributor of each Portfolio’s Class A and Class R Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.
     The Plans will remain in effect until June 30, 2008 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A or Class R Shares of the affected Portfolio and affected share class, but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of the Plans must also be approved by the Trustees of the Trust in the manner described above. The Plans may be terminated at any time as to any Portfolio without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the outstanding Class A or Class R Shares of the affected Portfolio. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Portfolio would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as s Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Portfolios and their Class A and Class R Shareholders.
     As the Portfolios commenced investment operations on September 5, 2007, no service or distribution fees were paid to Goldman Sachs under the Class A Distribution and Service Plan or the Class R Distribution and Service Plan during the fiscal year ended August 31, 2007; and Goldman Sachs and its affiliates did not incur any shareholder service-related or distribution-related expenses with respect to the funds during the fiscal year ended August 31, 2007.

SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN
(Service Shares Only)
     Each Portfolio has adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to its Service Shares which authorize it to compensate Service Organizations for providing personal and account maintenance and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, a Portfolio enters into agreements with Service Organizations which purchase Service Shares of the Portfolio on behalf of their customers (“Service Agreements”). Under such Service Agreements the Service Organizations may perform some or all of the following services:
          (i) Personal and account maintenance services, including: (a) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (b) acting as liaison between the Service Organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for prospectuses; (e) displaying and making prospectuses available on the Service Organization’s premises; and (f) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization.
          (ii) Shareholder administration services, including (a) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Service Organization’s customers; (b) establishing and maintaining or assisting in establishing and maintaining individual accounts and records with respect to the Service Shares owned by each customer; (c) processing or assisting in processing confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (d) receiving and transmitting or assisting in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (e) facilitating the inclusion of Service Shares in accounts, products or services offered to the Service Organization’s customers by or through the Service Organization; (f) processing dividend payments on behalf of customers; and (g) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of FINRA’s Conduct Rules.
     As compensation for such services, each Portfolio will pay each Service Organization a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net assets of the Service Shares of the Portfolio attributable to or held in the name of such Service Organization.
     As the Portfolios commenced investment operations on September 5, 2007, no service or distribution fees were paid to Service Organizations under the service plan or shareholder administration plan for Service Shares during the fiscal year ended August 31, 2007.
     The Portfolios have adopted the service plan but not the shareholder administration plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the service plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan. The shareholder administration plan has not been adopted pursuant to Rule 12b-1 under the Act.
     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Portfolio in connection with the investment of fiduciary assets in Service Shares of such Portfolio. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the

Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of the Portfolios. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.
     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Portfolio’s Plans and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 16, 2005. The Plans and Service Agreements will remain in effect until June 30, 2006 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. The service plan may not be amended (but the shareholder administration plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Portfolio, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the affected Portfolio’s outstanding Service Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans and the Service Agreements or by a vote of a majority of the affected Portfolio’s outstanding Service Shares, in each case, on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Portfolios and the holders of Service Shares of the Portfolios.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
     “A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category.
     “A-3” – Obligor has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “B” – An obligation is more vulnerable to nonpayment than obligations rated “B”. The obligor currently has the capacity to meet its financial commitment on the obligation; however, adverse business, financial or economic conditions will likely impair the obligor’s capacity to meet its financial commitment on the obligation.
     “C” – Obligations are currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar actions taken but payments on this obligation are being continued.
     “R” – An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.
     “D” – Obligor has failed to pay one or more of its financial obligations (rated or unrated) when it came due. The “D” rating category is used when the default will be a general default and the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when the obligor has selectively defaulted on a specific issue class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.
     “N.R.” – An issuer designated N.R. is not rated.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following:
     “P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

1-A

     “P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     “P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
     “NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Fitch Ratings, Inc. (“Fitch”) short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     “F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
     “B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
     “C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.
     “RD” – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.
     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     “NR” – This designation indicates that Fitch does not publicly rate the issuer or issue in question.
     “Withdrawn” – A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.
     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:
     “R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
     “R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

2-A

     “R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
     “R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.
     “R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.
     “R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be of only adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-2 (low)” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.
     “R-3 (high),” “R-3 (middle),” “R-3 (low)” – Short-term debt rated “R-3” is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
     “D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.
Long-Term Credit Ratings
     The following summarizes the ratings used by Standard & Poor’s for long-term issues:
     “AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     “AA” – An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     “A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     “BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

3-A

     Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     “BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     “CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     “CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.
     “C” – The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
     “D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     “N.R.” – Not rated.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     The following summarizes the ratings used by Moody’s for long-term debt:
     “Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
     “Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
     “A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
     “Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     “Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
     “B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

4-A

     “Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
     “Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     “C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The following summarizes long-term ratings used by Fitch:
     “AAA” – Securities considered to be investment grade and of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” – Securities considered to be investment grade and of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” – Securities considered to be investment grade and of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
     “BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     “CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
     “RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
     “NR” indicates that Fitch does not rate the issuer or issue in question.

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     The following summarizes the ratings used by DBRS for long-term debt:
     “AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.
     “AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.
     “A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.
     “BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     “BB” – Long-term debt rated “BB” is defined to be speculative and non investment- grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.
     “B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
     “CCC”, CC” and “C” –Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.
     “D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.
     (“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

6-A

Municipal Note Ratings
     A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
     Note rating symbols are as follows:
     “SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
     “SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     “SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short- term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
     “MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
     “MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     “MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     “SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
     VMIG rating expirations are a function of each issue’s specific structural or credit features.
     “VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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     “VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Fitch uses the same ratings for municipal securities as described above for other short- term credit ratings.
About Credit Ratings
     A Standard & Poor’s issuer credit rating is a current opinion of an obligor’s overall capacity (its creditworthiness) to pay its financial obligations. This opinion focuses on the obligor’s capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. In addition, it does not take into account the creditworthiness of the guarantors, insurers, or other forms of credit enhancement on the obligation. The issuer’s rating is not a recommendation to purchase, sell, or hold a financial obligation issued by an obligor, as it does not comment on market price or suitability for a particular investor.
     Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
     Fitch credit ratings are an opinion on the relative ability of an entity’s financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit- ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
     DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

8-A

APPENDIX B
2007 ISS PROXY VOTING GUIDELINES SUMMARY
Auditors
Ratifying Auditors
     Vote FOR proposals to ratify auditors, unless:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Fees for non-audit services are excessive.
Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of the Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves.

•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.
WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

1-B

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).
WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet received a withhold recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	The company is a Russell 3000 company that underperformed its industry group. The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.
WITHHOLD from inside directors and affiliated outside directors when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive;

•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

2-B

WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between chief executive pay and company performance;

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options;

•	The company has poor compensation practices. Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance issues.
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

3-B

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

4-B

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.
Mergers and Corporate Restructurings
For mergers and acquisitions, evaluate the proposed transaction based on these factors:
•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•	Market reaction - How has the market responded to the proposed deal?

•	Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s length? Was the process fair and equitable?

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•	Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?
State of Incorporation
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

5-B

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.
Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:
•	Stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

– A minimum vesting of three years for stock options or restricted stock; or

– Deferred stock payable at the end of a three-year deferral period.
•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

6-B

•	No retirement/benefits and perquisites for non-employee directors; and

•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.
Employee Stock Purchase Plans—Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.
Employee Stock Purchase Plans—Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:
•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Option Exchange Programs/Re-pricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:
•	A trigger beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

7-B

Corporate Responsibility
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.
Generally vote FOR proposals seeking a report on the company’s animal welfare standards.
Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.
Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.
Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

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Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company does not currently disclose an environmental risk report for its ANWR operations.
Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.
Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.
Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.
Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.
Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

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Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.
Mutual Fund Proxies
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.
Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
•	Performance of the fund’s net asset value;

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

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APPENDIX C
BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.
Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.
     Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.
     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.
     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.
     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.
     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.
     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.
     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.
     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.
     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.
     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.
     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.
     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.
     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.

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     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.
Goldman, Sachs & Co.’s History of Excellence
1869
Is founded by Marcus Goldman
1882
Becomes a private partnership when Samuel Sachs joins the firm
1896
Joins New York Stock Exchange
1906
Takes Sears public
1925
Finances Warner Brothers to develop sound in movies
1933-69
Senior Partner Sidney J. Weinberg serves as adviser to five presidents: Roosevelt, Truman, Eisenhower, Kennedy, and Johnson
1956
Co-manages Ford’s initial public offering, the largest IPO to date
1985
Senior Partner John C. Whitehead named Deputy Secretary of State
1986
Takes Microsoft public
1988
Goldman Sachs Asset Management (GSAM) is established, formalizing the asset management capability that Goldman Sachs initiated in 1981 by managing money market funds for institutional clients; 50 employees
1995
Senior Partner Robert E. Rubin named Treasury Secretary
1996
GSAM acquires CIN Management ($23 B)
1997 Launches web site that delivers trading ideas, research reports, and analytical tools to clients worldwide
GSAM acquires Commodities Corp. ($1.6 B in hedge fund assets); Acquires Liberty Investment Management ($6B in growth assets)
1998
Takes ebay public
1999
Goldman, Sachs & Co. becomes a public company

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2001
GSAM assets under management pass $300B mark
2002
Advises and services 45% of the Forbes 4001
Growth Team is awarded the year’s single largest U.S. institutional mandate
2003
Acquires The Ayco Company, L.P.; Announces it will combine Australian operation with JBWere to form Goldman Sachs JBWere
2006
May 2006 — Goldman, Sachs celebrates 25 years in Money Fund Industry
GSAM assets under management total approximately $575B; 1,100 professionals worldwide

1	Source: Forbes.com, October 2003. Reprinted by permission of Forbes Magazine © 2004 Forbes Inc.

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APPENDIX D
Statement of Intention
(applicable only to Class A Shares)
     If a shareholder anticipates within a 13-month period Class A Shares of a Portfolio alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $100,000 or more, the shareholder may obtain shares of the Portfolio at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.
     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.
Escrow Agreement
     Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the transfer agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.
     If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the transfer agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the transfer agent.

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